2002 Semiannual Report

THE ROYCE FUNDS Value Investing In Small Companies For More Than 25 Years ROYCE VALUE TRUST ROYCE MICRO-CAP TRUST ROYCE FOCUS TRUST
www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of domestic companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

•

Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•

In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•

A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

• The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•

Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust and Royce Micro-Cap Trust have adopted a quarterly distribution policy for their common stock.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13 and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 16.

THE ROYCE FUNDS

SEMIANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

Letter to Our Stockholders:
Decline and Fall … Ere it Come	2

Small-Cap Market Cycle Performance	8

History Since Inception	9

Performance and Portfolio Review: Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust	10

Distribution Reinvestment and Cash Purchase Options	16

Updates and Notes to Performance and Risk Information	17

Schedules of Investments and Other Financial Statements	18

Postscript: Stupid CEO Tricks	Inside Back Cover

NAV AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2002
FUND	2ND QUARTER 2002*	YEAR-TO-DATE 2002*	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	INCEPTION DATE
Royce Value Trust	–9.18%	0.02%	–0.20%	12.68%	11.83%	12.80%	11/26/86
Royce Micro-Cap Trust	–5.78	5.69	7.43	16.77	12.17	13.82	12/14/93
Royce Focus Trust	–7.00	0.41	–0.66	9.68	7.20	9.89	11/1/96**
Russell 2000	–8.35	–4.70	–8.60	1.67	4.44
Royce Value Trust’s 10-year NAV average annual total return for the period ended 6/30/02 was 14.27%.

* Not annualized.
** Date Royce & Associates, LLC assumed investment management responsibility.

LETTER TO OUR STOCKHOLDERS

Charles M. Royce, President

We regularly assert that we are long-term investors and that Fund stockholders also need to have a long-term investment horizon. It is worth asking what we mean by the term “long term,” and why we place such importance on it.

When we talk about the long term, we are referring generally to at least a three-year period of time. There are three reasons why we think this is important. First, investments in small-and micro-cap companies often require a great deal of time to bear fruit in the form of increased stock prices. A company’s industry or sector may be suffering from a prolonged slump in its business cycle, which keeps prices down, sometimes even for companies that are flourishing in, or successfully weathering, a spate of bad times. A profitable and

(continued on page 4)

DECLINE AND FALL

Enron, Kmart, WorldCom, Xerox … the list of recently fallen giants runs on and on. Their decline has shaken the equity world, creating the perception of a stock market in ruins, a once proud and vital institution reduced to rubble by greed and chicanery. If 2000’s bursting dot.com bubble was not painful enough for investors, the latest round of accounting scandals is surely making the pain (and losses) worse. In addition, a near-dearth of capital spending on technology is exacerbating the market’s woes. It should be noted that as recently as March, the situation seemed far brighter to us, and until the news of the Enron disaster broke, a mood of guarded optimism had slowly begun to assert itself. The market’s gradual rebound seemed to be signalling the end of what would be a brief, relatively benign recession. While no one was predicting a return to the juiced-up returns of the mid-to-late ’90s, many investors felt it was safe to go back into the market. As dramatic and significant as the Enron affair has been, it initially looked to be anomalous as well. Unfortunately, the advent of spring brought a seemingly endless stream of continued bad news about shady accounting, dire conflicts of interest and a dismal earnings picture. Each new development served to further erode an increasingly fragile sense of investor confidence. By May, the market, including many value-oriented stocks, was as firmly in the grip of the bear’s maw as it had been since the downturn first began in March of 2000.
      However, as the English historian Sir Edward Gibbon observed of the Roman Empire, it is easier to deplore the fate of the American stock market than to describe its actual condition. The question of the validity of equity investing persists today with at least as much stubbornness as did the notion three years ago that down markets were a thing of the past. Each view reflects more emotion than reason, though a rational perspective is at no time more necessary than the present, when so many investors are caught in feelings of despair and lethargy. Some justification exists for this pessimism. We believe that the closest analogue to the current period was the collapse of the “Nifty Fifty” (along with much of the rest of the market) in 1973-4. That downturn was also characterized by slumping cap-weighted indices, and was marked by a duration and severity that left many investors looking elsewhere for investment options. Although for very different reasons, such as Watergate, the oil embargo and a sluggish economy, it also occurred during an uneasy cultural moment.

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

     To the current bear market, one can add a weakening dollar, ongoing violence in the Mid-East and domestic fears of further terrorist attacks to the negative side of the ledger. On the positive side, there has been stronger-than-expected consumer confidence and a productive economy, both of which indicate that the recession might be over. This is complicated by the fact that, historically, the market leads the economy and not the other way around, yet the market continues to insist on trending downward. We would like to advance the thesis here that, although stocks as a whole are not doing great, we believe that the market is never more ready for a turnaround than when investors appear to have given up on it.

We would like to advance the thesis here that, although stocks as a whole are not doing great, we believe that the market is never more ready for a turnaround than when investors appear to have given up on it.

ALL STOCKS GREAT AND SMALL

     On the face of things, the recent short-term performance of both large- and small-cap stocks suggests that matters are indeed grim. The S&P 500 and Nasdaq Composite fell in each month of the second quarter and in five of the first six months of 2002, part of a sustained down market that began in March 2000 with the collapse of Internet and other technology companies. In the first half, the S&P 500 was down 13.2%, and the more tech-laden Nasdaq Composite was down 25.0%, both indices creeping close to their post 9/11 lows (which they fell below by July 22). Relatively speaking, then, the small-cap Russell 2000 has managed fairly well, although it has also endured short-term negative returns. After looking as if it had broken free of the bear in the first quarter (+4.0%), the small-cap index fell 8.4% in the second, leaving it with a loss of 4.7% for the first half. Still, it stayed ahead of its larger-cap counterparts in both the second quarter and the first half, and it was ahead of both the S&P 500 and the Nasdaq Composite for the one-, three- and five-year periods ended 6/30/02.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 3

well-run company may be in an unnoticed or unglamorous line of business, which makes it difficult for other investors to catch on to what we believe is a wonderful business. These factors require us to have a long-term investment horizon.

Second, we believe that an investment approach can be evaluated only on a long-term basis, one that includes at least one full-market cycle. Although a market cycle typically lasts for a minimum of 18 months, they often last much longer. For example, the current market cycle began with the peak in March 2000 and shows no signs of ending with a new peak any time soon. Its severity has already made for some harsh judgments. Yet just as many money managers garnered more praise than they perhaps deserved during the raging bull markets of the late ’90s, others may be enduring more than their share of criticism (and redemptions) in today’s very difficult bear market. We think that it’s necessary to see how an approach fares in both good times and bad.

(continued on page 6)	LETTER TO OUR STOCKHOLDERS

     Outperformance in bear markets, while offering cold comfort to most investors in the short run, is significant in building solid returns over the long run. From the time of their respective March 2000 highs, the Russell 2000 was down 21.3% through 6/30/02, while the S&P 500 and Nasdaq Composite were down 33.3% and 71.0%, respectively. Part of this down-market advantage can be attributed to small-cap’s relative underperformance in the extreme large-cap and technology bull markets of the late ’90s — having not risen to the heady highs of the Nasdaq, small-caps had less to lose. Small-cap only recently became mired in the downward cycle that has been afflicting large-caps, retaining the somewhat dubious distinction of market leader in a down market. This helps to explain our refusal to capitulate to the fatalism that has recently driven so many people out of equity investing, although it must be admitted that the indiscriminate free-fall that extended past June 30 through new large- and small-cap market lows on July 23 has been very tough on investors. However, what looks like a falling sky to some looks to us like an unsurprising, though extreme, correction. And unlike the Roman Empire, the stock market still moves in cycles. Each rise historically leads to a fall, which in turn brings about another rise, and so on. This duration feels painfully long, and the current downturn has discouraged many investors, but we think that the historically cyclical nature of the stock market must always be borne in mind.

ET TU, VALUE?

     In an even more pronounced fashion than has been demonstrated by small-cap as a whole, small-cap value has so far performed well in the long bear market. In fact, from the small-cap market peak on 3/9/00, the Russell 2000 Value index was up 43.6% through 6/30/02, while the Russell 2000 Growth index suffered a 55.5% decline over the same period, an amazing performance considering the double-digit declines of the three major indices during this period. Even after taking small-cap value’s dismal returns from June 30 through July 23 into account, the style’s long-term advantage remains considerable.

	SMALL-CAP VALUE BOOGIE through June 30, 2002
		RUSSELL 2000 VALUE	RUSSELL 2000 GROWTH

	Year-to-date 2002	7.3%	–17.4%

	1-Year	8.5%	–25.0%

	3-Year (Annualized)	12.0%	–9.6%

     Small-cap value’s 2002 performance has been solid. Until mid-April, the small-cap value asset category was the market’s leader. In fact, one striking element of this year’s second-quarter downturn was the negative performance of many small-cap value issues, as the bears’ ravenous appetite led them to search under all tents. However, the Russell 2000 Value index’s second-quarter drop of 2.1% looks almost benign when compared to the Russell 2000 Growth index’s loss of 15.7% for the same period. Similarly, the value index’s healthy first-half return of 7.3%, which was well ahead of its growth counterpart’s –17.4% mark, would be nectar to many investors.

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

     The market’s current problems appear to have inspired a reflexive recoil from equity investing as a whole. Throughout much of the second quarter, investors turned thumbs down to the equity gladiators, and understandably so, as the bad news continued to pile up. Much of this information had little or nothing to do with small-cap stocks themselves (or the funds that invest in them), but that has not deterred people from a pattern of selling that might best be described as indiscriminate. At first, the sustained crash of 2000 seemed to remind many investors of the sterling virtues of balance-sheet quality and cash flows, ideas that may have been lost in the latest rounds of fevered selling. However, small-cap value’s more recent difficulties indicate to us that these lessons have never been more important.

Throughout much of the second quarter, investors turned thumbs down to the equity gladiators, and understandably so, as the bad news continued to pile up. Much of this information had little or nothing to do with small-cap stocks themselves (or the funds that invest in them), but that has not deterred people from a pattern of selling that might best be described as indiscriminate.

FRIENDS, INVESTORS, STOCKHOLDERS, LEND US YOUR EARS

     Without doubt, some of this emotional selling affected first-half performances for our closed-end funds. Certainly overall returns for the three funds reflected the market’s volatility. Relatively higher portfolio weightings in more volatile industries such as telecommunications and biotech hurt on the down side, while relatively greater exposure to more traditional cyclical industries such as oil and gas, retail and other consumer-oriented areas helped some portfolios retain a piece of their first-quarter gains in the difficult second quarter. In general, we think that certain depressed industries offer excellent performance potential, though obviously they had not reached a bottom by June 30. This is all right with us — we have typically been willing to endure short-term performance snags when we thought that they would lead to stronger long-term performance (by which we mean periods of three years or longer).

     Over the long term, the performance picture looks better. All three Royce Funds then in existence were ahead of the Russell 2000 for the one-, three-, five- and 10-year periods ended 6/30/02. In addition, each of our closed-end funds provided double-digit positive returns from the 3/9/00 small-cap market peak through 6/30/02, putting them substantially ahead of the Russell 2000. Finally, our performance advantage over the small-cap benchmark came with lower downside volatility. (Page 17 has a more complete discussion of volatility.) Our mission remains the same — to help investors build wealth over the long term with lower levels of volatility.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 5

Perhaps the most important reason is that a long-term approach allows us to take advantage of short-term thinking. Many investors, professional or otherwise, will sell shares of a company for missing an earnings estimate or because of a downturn in the firm’s business or industry that may turn out to be temporary. They may be speculators — traders interested only in short-term swings in a stock’s price — or simply impatient. Whatever the reason, we think that over long-term periods, we can potentially capitalize on the short-term thinking that often dominates the investment world.

If investors always behaved rationally, then there would be few opportunities for value investors like us. However, the investment world does not live by reason alone, so opportunities are almost always created by the stock market’s short attention span. The current climate, in which so many investors are behaving fatalistically in the face of plummeting prices, has created many chances for us to make what we think are intelligent long-term decisions in contrast to the short-term mindset of others.	LETTER TO OUR STOCKHOLDERS

FOR THOSE ABOUT TO BUY, WE SALUTE YOU

       One source for the sense of hopelessness that many investors now seem to be feeling has been the double-barreled nature of the bear market: The Internet bubble was followed by the events of 9/11 and then by Enron and other corporate scandals, which combined to form a now longer-than-two-year bear market. It is worth remembering, however, that the long bull market was itself fueled first by the run-up in both traditional and tech-related large-cap stocks from 1995 through 1998, when the S&P 500 was the dominant index, and then by the frenzy of the technology and Internet bubble of 1998-1999, when the Nasdaq was the index of the day.
       So in many ways, the ongoing correction, while definitely unpleasant, has historical precedent — specifically the bear market of ’73-4 that we mentioned earlier. Furthermore, when people seem to have given up on stocks, the behavior has often signalled a bottom. The perception of a stock market nearing ruin remains stronger than what we see as the reality. As a check, our best recourse is to look at what has happened historically. While granting that every bubble blows up in its own particularly miserable way, we feel that the past remains the best tool available with which to analyze the market’s future.
       We are now emerging from a period where the S&P 500’s four-year cumulative total return was –8.0% for the period ended 6/30/02. A four-year loss for the S&P 500 has not happened since 1975, when it was followed by a six-year period of solid average annual total returns. In attempting to look ahead to the next three to five years, our sense is that overall total equity returns should be positive. No one, of course, can predict the bottom, but we would not be shocked if it arrived before the end of the year. With equal doses of hope and caution, we are prepared to raise the bullish flag for equities a little higher.

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

O! THAT A MAN MIGHT KNOW THE END OF THIS
DAY’S BUSINESS, ERE IT COME

      In the meantime, we are seeing what we regard as terrific opportunities in the current market. The one advantage of bear markets for value investors (even those bear periods in which value stocks perform well) has been the ample supply of beaten-up companies. Our task is to sort through those industries that have been punished and find what we think are well-managed, financially strong businesses. We then hold on and wait patiently for bad fortune to reverse itself, helped along by good management and successful business practices. It often requires years, but we believe that a good business should always be worth more than what we invest in terms of both money and time. Rome was not built in a day, and neither is a solid mutual fund portfolio.

(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce

In attempting to look ahead to the next three to five years, our sense is that overall total equity returns should be positive. No one, of course, can predict the bottom, but we would not be shocked if it arrived before the end of the year. With equal doses of hope and caution, we are prepared to raise the bullish flag for equities a little higher.

      In the months to come, small-cap value investing may be facing a curtain call in terms of market leadership. The style has recently seen its first sustained correction since the current market cycle began in March of 2000. We think that small-cap value can continue to do well, especially if volatility remains high, and still believe that the current decade is likely to see higher returns for small-cap than for large-cap stocks. Interestingly, the recent round of accounting scandals may actually help small-cap relative outperformance. Small-cap companies are typically involved in a single line of business. This makes their accounting simpler, easier to grasp and more transparent than their larger counterparts. However, it’s not unreasonable to expect our approach to lag a bit in any substantial rally, as it has occasionally done in the past. Our guess is that no style or asset class — value or growth, large or small — will dominate over the next three to five years, a period which we still see as having low, but positive average annual total returns for the market in general. We are content with this possibility and ultimately see good things for equity investors.

      We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr Vice President

July 31, 2002

P.S. The final chapter on the recent market gyrations has yet to be written. For updates and commentary, pay a visit to www.roycefunds.com. Our “What’s New” feature, located on the homepage, is a stockholder’s best source for up-to-date information on the Funds.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 7

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to an historically more typical performance pattern in that value has provided a significant advantage during the downturn (3/9/00 – 9/21/01) and through June 30, 2002.

	PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 9/21/01	TROUGH-TO-CURRENT 9/21/01 – 6/30/02	PEAK-TO-CURRENT 3/9/00 – 6/30/02
Russell 2000	26.3%	–36.2%	23.4%	–21.3%
Russell 2000 Value	–12.7	7.1	34.1	43.6
Russell 2000 Growth	64.8	–60.0	11.3	–55.5
NAV CUMULATIVE TOTAL RETURN
Royce Value Trust	10.0	–3.1	27.8	23.8
Royce Micro-Cap Trust	10.6	–7.9	36.3	25.6
Royce Focus Trust	–10.7	–1.3	32.9	31.2

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All three Royce Funds outperformed the Russell 2000 in this period.

TROUGH-TO-CURRENT: Through June 30, 2002, value led growth during the rally from the September low. All Royce Funds posted total returns of more than 25% during this period. Our micro-cap oriented portfolio, Royce Micro-Cap Trust (+36.3%), fared best.

PEAK-TO-CURRENT: Through June 30, 2002, value maintained a sizeable lead over growth. Again, all three Royce Funds held performance advantages over the Russell 2000 (–21.3%) and all have provided positive performance.

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		AMOUNT	PURCHASE			NAV	MARKET
HISTORY		INVESTED	PRICE	*	SHARES	VALUE **	VALUE **

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000		1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000		42
12/31/87	Distribution $0.22		7.125		32	8,578	7,250
12/27/88	Distribution $0.51		8.625		63	10,529	9,238
9/22/89	Rights Offering	405	9.000		45
12/29/89	Distribution $0.52		9.125		67	12,942	11,866
9/24/90	Rights Offering	457	7.375		62
12/31/90	Distribution $0.32		8.000		52	11,713	11,074
9/23/91	Rights Offering	638	9.375		68
12/31/91	Distribution $0.61		10.625		82	17,919	15,697
9/25/92	Rights Offering	825	11.000		75
12/31/92	Distribution $0.90		12.500		114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000		113
12/31/93	Distribution $1.15		13.000		160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250		98
12/19/94	Distribution $1.05		11.375		191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500		114
12/7/95	Distribution $1.29		12.125		253	35,676	31,243
12/6/96	Distribution $1.15		12.250		247	41,213	36,335
1997	Annual distribution total $1.21		15.374		230	52,556	46,814
1998	Annual distribution total $1.54		14.311		347	54,313	47,506
1999	Annual distribution total $1.37		12.616		391	60,653	50,239
2000	Annual distribution total $1.48		13.972		424	70,711	61,648
2001	Annual distribution total $1.49		15.072		437	81,478	73,994
2002	Year-to-date distribution total $0.76		14.670		217

6/30/02		$16,322			4,924	$81,492	$81,492

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500		1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000		200
12/19/94	Distribution $0.05		6.750		9	9,163	8,462
12/7/95	Distribution $0.36		7.500		58	11,264	10,136
12/6/96	Distribution $0.80		7.625		133	13,132	11,550
12/5/97	Distribution $1.00		10.000		140	16,694	15,593
12/7/98	Distribution $0.29		8.625		52	16,016	14,129
12/6/99	Distribution $0.27		8.781		49	18,051	14,769
12/6/00	Distribution $1.72		8.469		333	20,016	17,026
12/6/01	Distribution $0.57		9.880		114	24,701	21,924
2002	Year-to-date distribution total $0.27		11.250		50

6/30/02		$8,900			2,138	$26,105	$24,972

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375		1,000	$5,280	$4,375
12/31/96						5,520	4,594
12/5/97	Distribution $0.53		5.250		101	6,650	5,574
12/31/98						6,199	5,367
12/6/99	Distribution $0.145		4.750		34	6,742	5,356
12/6/00	Distribution $0.34		5.563		69	8,151	6,848
12/6/01	Distribution $0.14		6.010		28	8,969	8,193

6/30/02		$4,375			1,232	$9,006	$8,439

* Beginning with 1997 distribution, the purchase price on RVT’s distributions is an average of the Fund’s full year distribution reinvestment cost.

** Other than for initial purchase and 6/30/02, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 9

ROYCE VALUE TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02

MANAGER’S DISCUSSION

Royce Value Trust’s diverse portfolio of small- and micro-cap stocks endured a difficult second quarter, down 9.2% on a net asset value (NAV) basis and down 5.6% on a market price basis. For the first half the news was slightly better, as RVT outperformed both of its small-cap benchmarks, the Russell 2000 (–4.70%) and the S&P 600 (–0.04%), on both an NAV (+0.02%) and market price (+10.13%) basis. More importantly from our perspective, the Fund beat its benchmarks from the small-cap market peak on 3/9/00 through 6/30/02. For this period, RVT was up 23.8% on an NAV basis and 50.5% on a market price basis, versus –21.3% for the Russell 2000 and 5.4% for the S&P 600. The Fund also outperformed its benchmarks on an NAV basis for the three-, five-, 10-year and since inception (11/26/86) periods ended 6/30/02. RVT’s average annual NAV total return since inception for the period ended 6/30/02 was 12.8%.
      Many of the Fund’s portfolio holdings suffered in the bearish environment of the second quarter, as equities of all kinds felt the bite of the bear. Particularly hard-hit were holdings in the Health and Technology sectors. Technology issues continued to fall under the combined weight of investor discouragement and a dearth of capital spending for technological upgrades and improvements. However, we believe that corporate spending on technology will resume, and that portfolio holdings can benefit. Top-ten holding Avnet distributes electronic components, computer equipment and embedded subsystems. We like its position as a “chicken technology” business, one involved in a more peripheral, and thus potentially less risky, area of a strong growth industry. We have a similar level of confidence in another top-ten position, international business and information technology consulting firm, American Management Systems, whose growing business keeps us hopeful.
      In the Health sector, we are holding gene-based therapeutic discovery and development company Applera-Celera Genomics Group, because we think that the strength of its attractive core business can ultimately overcome its short-term losses and declining stock price. The poor market for biotech and a plummeting stock price led us to build our position in biopharmaceutical company Lexicon Genetics, a specialist in gene knockout technology, a process which is designed to systematically aid the physiological functions and medical uses of genes. We like the growth potential of its business and the fact that it has nearly $3 in cash per share.
      Portfolio gains came from a variety of industries, although they were primarily limited to traditional cyclical businesses. Printing, transportation and logistics, real estate, banking and insurance all posted modest gains in the first half, managing to hold on to some of their first-quarter gains through the second-quarter downturn. Retail stocks were especially robust, buoyed by consumers who continued to spend with the same determination with which investors abandoned the stock market. The price of closeout merchandiser Big Lots rose throughout the first half, as the combination of strong sales and earnings and Wall Street curiosity had investors lining up for more. Long-time holding Charming Shoppes also reaped the benefits of a stronger-than-expected retail market. We trimmed our position in this well-managed women’s apparel specialist during the first half, though we still hold a good-sized position.
      We believe that the Fund’s holdings in currently depressed but promising industries, as well as in those that have been performing well, leave it poised to potentially benefit from ongoing market volatility.

	Second Quarter 2002*			–9.18%
	Jan-Jun 2002*			0.02
	1-Year			–0.20
	3-Year			12.68
	5-Year			11.83
	10-year			14.27
	15-year			12.58
	Since Inception (11/26/86)			12.80
*	Not annualized.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/02
		Average Annual Total Return	Standard Deviation	RUR*
	Royce Value Trust (NAV)	12.7	18.6	0.68
	S&P 600	8.4	20.9	0.40
	Russell 2000	1.7	23.2	0.07
*	Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.
	Over the last three years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on both an absolute and a risk-adjusted basis.

	CALENDAR YEAR NAV TOTAL RETURNS
	Year	RVT	Year	RVT
	2001	15.2%	1993	17.9%
	2000	16.6	1992	19.9
	1999	11.7	1991	39.5
	1998	3.3	1990	–13.1
	1997	27.5	1989	19.2
	1996	15.5	1988	22.8
	1995	22.6	1987	–7.7
	1994	1.1

	10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

		PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02

Thor Industries — A lousy stock market proved to be no road block for this recreation vehicle and small- to mid-sized bus manufacturer that announced record sales in May and a two-for-one split in June. We sold some of our shares in this Fund in June.

Ducommun — Talented management and the ability to prosper in a very competitive industry helped boost the price of this military aircraft component manufacturer. We trimmed our position a few times in the first half, but are otherwise happy to keep holding what we think is a terrific company.

		Median Market Capitalization	$657 million
		Weighted Average P/E Ratio	21.5x*
Thor Industries	$4,408,651	Weighted Average P/B Ratio	1.6x
Ducommun	4,128,231	Weighted Average Yield	1.0%
Big Lots	3,686,045	Fund Net Assets	$839 million
Curtiss-Wright	3,126,632	Turnover Rate	15%
Hilb, Rogal & Hamilton	3,084,099	Net Leverage†	15%
		Symbol – Market Price	RVT
		– NAV	XRVTX
		* Excludes 23% of the portfolio holdings with zero or negative earnings as of 6/30/02.
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02

Emisphere Technologies — We still think very highly of this biopharmaceutical firm that develops pill and liquid forms of injectable drugs, in spite of the recent decline in the stock’s price following the late-stage failure of an oral version of a blood-thinning drug. We are holding on to our position.

Lattice Semiconductor — We like the attractive niche business of this manufacturer of specialized semiconductors known as programmable logic devices (PLDs), so we built our position amidst plunging prices in the first half.

		† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
Emisphere Technologies	$3,340,260
Lattice Semiconductor	2,371,102
Applera Corporation - Celera Genomics Group	2,312,980	TOP 10 POSITIONS % of Net Assets
Time Warner Telecom Cl. A	2,107,457	Farmer Bros.	1.1%
Mentor Graphics	1,927,483	Big Lots	0.9
		ProAssurance	0.9
		Arrow International	0.8
		Avnet	0.8
		Weyco Group	0.8
		American Management Systems	0.8
		Zenith National Insurance	0.8
		White Mountains Insurance Group	0.8
		Ash Grove Cement Company Cl. B	0.8

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology	16.3%
		Industrial Services	12.4
		Industrial Products	12.1
		Financial Intermediaries	11.0
		Consumer Products	9.2
		Health	8.3
		Natural Resources	6.6
		Consumer Services	6.3
		Financial Services	5.4
		Miscellaneous	4.6
		Bonds & Preferred Stocks	0.6
		Treasuries, Cash & Cash Equivalents	7.2

		CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/02 at NAV or Liquidation Value
		41.0 million shares of Common Stock	$679 million
		7.80% Cumulative Preferred Stock	$60 million
		7.30% Tax-Advantaged Cumulative Preferred Stock	$100 million

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 11

ROYCE MICRO-CAP TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02

MANAGER’S DISCUSSION

Royce Micro-Cap Trust (OTCM) managed to hang tough in the volatile first half, helped in part by stronger relative performance in the second-quarter downturn, when the Fund lost 5.8% on a net asset value (NAV) basis and 0.7% on a market price basis, both returns ahead of the Fund’s small-cap benchmark, the Russell 2000, which declined 8.4% in the same period. On both an NAV (+5.7%) and market price basis (+13.9%), the Fund outpaced the Russell 2000 in the first half, as the benchmark was down 4.7%. The long-term performance picture was even brighter: From the small-cap market peak on 3/9/00 through 6/30/02, OTCM was up 25.6% on an NAV basis and 44.1% on a market price basis, outperforming the Russell 2000, which was down 21.3% for the same period. The Fund also outperformed the Russell 2000 on an NAV basis for the one-, three-, five-year and since inception (12/14/93) periods ended 6/30/02. The Fund’s average annual NAV total return since inception for the period ended 6/30/02 was 13.8%.
      Micro-cap stocks have historically been among the most unpredictable of equities, and it might reasonably be expected that the higher levels of volatility in the market would have an especially adverse effect on them. So it is somewhat surprising, and certainly pleasing, that the portfolio as a whole has so far weathered the market’s extremes over the last two-plus years (beginning with the arrival of the bear in March of 2000) more effectively than both their small-cap siblings and their larger-cap counterparts. Because the bottom of the current market cycle cannot be definitively called as of this writing, it is difficult to say whether micro-caps as an asset class will have outperformed during a bear market. However, it is certainly gratifying to know that the sort of fundamentally sound, attractively valued micro-cap companies that we seek for the portfolio have performed well in the current downturn.
      Investors may have left the market in droves, but enough consumers kept spending to keep the prices of many retail and consumer-oriented stocks climbing through June. La Senza is a Montreal-based apparel maker that markets women’s fashions through the Suzy Shier, L.A. Express and anne.x labels in Canada, England and the U.S. The firm’s strong business attracted Wall Street’s attention as well as additional investors. We continue to hold a large position. The price of discount clothing retailer Stein Mart also displayed some resistance to the bear, helped along by increasing sales. Men’s footwear manufacturer and distributor Weyco Group also refused to let the bear bar its path. The firm completed the acquisition of Florsheim in May. While purchases sometimes cause the buyer’s stock to lose a step, this was not the case in this instance as Weyco’s price rose through the end of June. Other portfolio gains came from commercial industrial services, insurance, oil and gas and energy services, making the first half on balance a good one for traditional cyclical businesses.
      More volatile sectors, however, saw trouble, especially Technology and Health issues. Plummeting prices led us to slightly increase our exposure to each sector from 12/31/01. Our belief is that each sector should enjoy substantial recovery when capital spending on technology resumes and when biotech rebounds. We increased our stake in interactive internet audio and video company Liberty Livewire, attracted by its growing niche business. E-commerce content and security provider CryptoLogic also endured stock price woes. We like its expanding international business, its new management and its record of profitability, so we increased our position throughout the first half.
      We think that the Fund’s portfolio is well-positioned for what we believe should be a highly volatile market in the months ahead.

	Second Quarter 2002*			–5.78%
	Jan-Jun 2002*			5.69
	1-Year			7.43
	3-Year			16.77
	5-Year			12.17
	Since Inception (12/14/93)			13.82
*	Not annualized.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/02
		Average Annual Total Return	Standard Deviation	RUR*
	Royce Micro-Cap Trust (NAV)	16.8	20.1	0.84
	Russell 2000	1.7	23.2	0.07
*	Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.
	Over the last three years, Royce Micro-Cap Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

	CALENDAR YEAR NAV TOTAL RETURNS
	Year			OTCM
	2001			23.4%
	2000			10.9
	1999			12.7
	1998			–4.1
	1997			27.1
	1996			16.6
	1995			22.9
	1994			6.0

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02

Ducommun — Talented management and the ability to prosper in a very competitive industry helped boost the price of this military aircraft component manufacturer. We sold some shares in the first half, but are otherwise happy to keep holding what we think is a terrific company.

			Median Market Capitalization	$240 million
			Weighted Average P/E Ratio	20.6x*
Ducommun	$2,183,960		Weighted Average P/B Ratio	1.3x
Strategic Distribution	1,771,065		Weighted Average Yield	0.40%
La Senza Corporation	1,085,419		Fund Net Assets	$250 million
Thor Industries	1,070,909		Turnover Rate	18%
Stein Mart	1,031,949		Net Leverage†	14%
			Symbol – Market Price	OTCM
			– NAV	XOTCX

Strategic Distribution — The price of this industrial services firm that provides data and supply management services to various businesses climbed throughout the first half, as improved earnings and effective cost-cutting increased the firm’s inventory of investors.

			* Excludes 30% of the portfolio holdings with zero or negative earnings as of 6/30/02.
			† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

			TOP 10 POSITIONS % of Net Assets
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02		Lexicon Genetics — The stock price of this biopharmaceutical company has been steadily falling since January, dragged down in the very difficult market for drug and biotechnology issues. The firm specializes in what it calls gene knockout technology, which is designed to systematically discover the physiological functions and medical uses of genes. We like the growth potential of its business and the fact that it has nearly $3 in cash per share, so we increased our position in the first half.	Stein Mart	1.4%
			Ducommun	1.1
Lexicon Genetics	$959,977		Weyco Group	1.1
Emisphere Technologies	898,128		Ash Grove Cement Company	1.0
Fab Industries	767,056		800 JR Cigar	1.0
Liberty Livewire Cl. A	709,174		Seneca Foods	1.0
CryptoLogic	659,940		IPC Holdings	1.0
			Wackenhut Corrections	1.0
			Philadelphia Consolidated Holding	1.0
			Delta Apparel	0.9

Emisphere Technologies — We still think very highly of this biopharmaceutical firm that develops pill and liquid forms of injectable drugs, in spite of the recent decline in the stock’s price following the late-stage failure of an oral version of blood-thinning drug. We are holding on to our position.

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	20.4%
			Industrial Services	13.4
			Industrial Products	13.0
			Consumer Products	10.8
			Health	8.6
			Natural Resources	8.5
			Financial Intermediaries	7.5
			Consumer Services	5.5
			Financial Services	2.6
			Diversified Investment Companies	0.2
			Miscellaneous	4.8
			Preferred Stocks	0.4
			Treasuries, Cash & Cash Equivalents	4.3

			CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/02 at NAV or Liquidation Value
			17.2 million shares of Common Stock	$210 million
			7.75% Cumulative Preferred Stock	$40 million

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 13

ROYCE FOCUS TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02

MANAGER’S DISCUSSION

Royce Focus Trust’s (FUND) concentrated portfolio of small-cap stocks fared relatively well in the bearish second quarter, narrowly besting its small-cap benchmark, the Russell 2000 (–8.4%), on both a net asset value (NAV) (–7.0%) and market price (–4.2%) basis. In the first half, the Fund was up 0.4% on an NAV basis and 3.0% on a market price basis, both results ahead of the Russell 2000, which lost 4.7% for the same period. 2002’s first half exemplifies how a short-term period of outperformance can be an important part of stronger long-term returns. From the small-cap market peak on 3/9/00 through 6/30/02, the Fund was up 31.2% on an NAV basis and 46.9% on a market price basis, substantially outperforming the Russell 2000, which was down 21.3% for the same period. FUND outperformed the Russell 2000 on an NAV basis for the one-, three-, five-year and since inception of Royce’s management (11/1/96) periods ended 6/30/02. The Fund’s average annual NAV total return for the period since the inception of our management through 6/30/02 was 9.9%. Effective July 2002, Senior Portfolio Manager Whitney George became the Fund’s portfolio manager. He has been actively involved in the Fund’s portfolio activities since the inception of our management.
      Portfolio gains came primarily from traditional cyclical industries, indicating that, while many value-oriented companies were down, they weren’t out in the tumultuous second-quarter market. This was especially true of retail and other consumer-oriented businesses. The market’s difficulties could not slow down the price of recreation vehicle and small- to mid-sized bus manufacturer Thor Industries, which announced record sales in May and a two-for-one stock split in June. We sold off our position before the end of the first half. Women’s retailer Charming Shoppes is the sort of retailer that we perennially like — well-managed and financially strong. A rising stock price complemented strong sales, so we sold some shares between February and April, though we still hold a good-sized position. Investors seemed to find the combination of growing business and strong earnings particularly tasty, as the price of personal care and nutritional product maker Nu Skin Enterprises rose steadily in the first half. We first bought shares in March and are happy to hold on for now, because we think that this well-managed firm still has room to grow.
      Industrial-based stocks also performed well. A rising stock price benefited military component manufacturer Curtiss-Wright, so we took some gains from late winter through mid-spring. The price of top-ten position, welding and cutting products manufacturer Lincoln Electric Holdings, was sparked by its growing international business, which helped to offset a sluggish domestic market. The stock price gave back some first-quarter gains in the second quarter, but the firm still was a net positive performer in the first half. Another top-ten holding, facilities services contractor ABM Industries, rode a wave of expanding business to a solid first half, although its price also slumped a bit in the second quarter. Wescast Industries manufactures exhaust manifolds for passenger cars and light trucks. Its solid earnings and strong business helped its price to ride smoothly upward. The price of domestic oil and natural gas exploration company 3TEC Energy did not gush skyward, but the firm’s stock posted modest gains in the first half, as did seismic data acquisition product manufacturer Input/Output. We continue to hold large stakes in each company.
      Recent struggles in the Technology and Health sectors hindered the Fund’s first-half performance, although we continue to see what we regard as terrific purchase opportunities in these historically volatile areas. Our holdings in these areas, along with those in more traditional cyclical industries, make us confident that the Fund is capable of solid performance over the long term.

	Second Quarter 2002*			–7.00%
	Jan-Jun 2002*			0.41
	1-Year			–0.66
	3-Year			9.68
	5-Year			7.20
	Since Inception (11/1/96)†			9.89
*	Not annualized.
†	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/02
		Average Annual Total Return	Standard Deviation	RUR*
	Royce Focus Trust (NAV)	9.7	19.6	0.49
	Russell 2000	1.7	23.2	0.07
*	Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.
	Over the last three years, Royce Focus Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

	CALENDAR YEAR NAV TOTAL RETURNS
	Year			FUND
	2001			10.0%
	2000			20.9
	1999			8.7
	1998			–6.8
	1997			20.5

	14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02

AngloGold — Rising commodity prices attracted more investors to this international gold mining company. We were initially drawn by its talented management and sterling financial condition.

Big Lots — The price of this closeout merchandiser rose throughout the first half, as strong sales and earnings combined with Wall Street attention to make investors line up for more.

			Median Market Capitalization	$689 million
			Weighted Average P/E Ratio	20.2x*
AngloGold	$1,041,116		Weighted Average P/B Ratio	1.7x
Big Lots	876,060		Weighted Average Yield	1.00%
Thor Industries	866,779		Fund Net Assets	$87 million
Charming Shoppes	674,134		Turnover Rate	16%
Curtiss-Wright	622,186		Net Leverage†	0%
			Symbol – Market Price	FUND
			– NAV	XFUNX
			* Excludes 14% of the portfolio holdings with zero or negative earnings as of 6/30/02.
			† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

			TOP 10 POSITIONS % of Net Assets
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02		Perot Systems — The price of this technology and business consultant plummeted in May after the company was accused of price manipulations in the California energy market. Our sense is that the firm will survive the imbroglio and resume its place as a leader and innovator in its field.	Lincoln Electric Holdings	3.1%
			Tom Brown	2.6
Perot Systems Cl. A	$1,170,735		ProAssurance	2.5
Lexicon Genetics	1,020,625		Florida Rock Industries	2.5
E*TRADE Group	840,546		ABM Industries	2.4
Applera Corporation -			3TEC Energy	2.4
Celera Genomics Group	596,406		Simpson Manufacturing	2.3
Kronos	496,475		Avnet	2.3
			Input/Output	2.2
Lexicon Genetics — The stock price of this biopharmaceutical company has been steadily falling since January, dragged down in the very difficult market for drug and biotechnology issues. The firm specializes in what it calls gene knockout technology, which is designed to systematically discover the physiological functions and medical uses of genes. We like the growth potential of its business and the fact that it has nearly $3 in cash per share, so we increased our position in the first half.			Wescast Industries	2.2

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	16.6%
			Industrial Products	11.1
			Health	8.7
			Industrial Services	8.6
			Natural Resources	8.5
			Financial Intermediaries	7.3
			Consumer Services	4.6
			Consumer Products	4.3
			Financial Services	3.6
			Treasuries, Cash & Cash Equivalents	26.7

			CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/02 at NAV or Liquidation Value
			9.2 million shares of Common Stock	$67 million
			7.45% Cumulative Preferred Stock	$20 million
THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 15

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

WHY  SHOULD I  REINVEST  MY  DISTRIBUTIONS?

          By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW  DOES  THE  REINVESTMENT  OF  DISTRIBUTIONS  FROM  THE  ROYCE  CLOSED - END  FUNDS  WORK?

          The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW  DOES  THIS  APPLY  TO  REGISTERED  STOCKHOLDERS?

          If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, EquiServe, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if EquiServe is properly notified.

WHAT  IF  MY  SHARES  ARE  HELD  BY  A  BROKERAGE  FIRM  OR  A  BANK?

          If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT  OTHER  FEATURES ARE  AVAILABLE  FOR  REGISTERED  STOCKHOLDERS?

          The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through EquiServe on a monthly basis, and to deposit certificates representing your Fund shares with EquiServe for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2002.

HOW  DO  THE  PLANS  WORK  FOR  REGISTERED  STOCKHOLDERS?

          EquiServe maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by EquiServe in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to EquiServe to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, EquiServe will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW  CAN  I  GET  MORE  INFORMATION  ON  THE  PLANS?

          You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from EquiServe. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION

AUTHORIZED  SHARE  TRANSACTIONS

          Each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may repurchase up to 300,000 shares of its common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2002. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

          Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

NOTES TO PERFORMANCE AND RISK INFORMATION

    All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold. Royce closed-end funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2002, and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

    Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

    The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 SmallCap are unmanaged indices of domestic common stocks. The Royce Funds is a service mark of The Royce Funds.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 17

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS – 92.2%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 9.2%			Shuffle Master [a]	25,000	$459,250
Apparel and Shoes - 3.5%			Ticketmaster Cl. B [a]	274,000	5,126,540
Garan	46,900	$2,713,165
Jones Apparel Group [a]	81,500	3,056,250			6,827,988
K-Swiss Cl. A	169,000	4,390,620
Nautica Enterprises [a]	85,700	1,113,243	Restaurants/Lodgings - 0.5%
Oshkosh B’Gosh Cl. A	104,300	4,535,997	Four Seasons Hotels	10,000	469,000
Polo Ralph Lauren Cl. A [a]	186,100	4,168,640	IHOP Corporation [a]	86,700	2,553,315
Timberland Company Cl. A [a]	15,000	537,300	Prime Hospitality [a]	96,400	1,252,236
Tommy Hilfiger [a]	20,000	286,400	Ryan’s Family Steak Houses [a]	,300	3,963
Weyco Group	167,664	6,703,207
Wolverine World Wide	99,400	1,734,530			4,278,514

		29,239,352	Retail Stores - 3.9%
			Big Lots [a]	392,200	7,718,496
Collectibles - 0.3%			Charming Shoppes [a]	646,700	5,587,488
The Boyds Collection [a]	210,100	1,321,529	Claire’s Stores	127,700	2,924,330
Enesco Group [a]	172,200	1,505,028	Payless ShoeSource [a]	98,200	5,661,230
			Ross Stores	134,500	5,480,875
		2,826,557	Stein Mart [a]	192,800	2,288,536
			Urban Outfitters [a]	89,000	3,090,080
Food/Beverage/Tobacco-0.6%
800 JR Cigar [a,d]	172,400	2,241,200			32,751,035
Hain Celestial Group [a]	37,800	699,300
Hershey Creamery	709	1,226,570	Other Consumer Services - 1.1%
Tootsie Roll Industries	14,204	547,706	ITT Educational Services [a]	120,000	2,616,000
			Sotheby’s Holdings Cl. A [a]	405,200	5,774,100
		4,714,776	Strayer Education	10,000	636,000

Home Furnishing/Appliances - 1.1%					9,026,100
Bassett Furniture Industries	116,675	2,275,046
Falcon Products [a]	377,000	2,299,700	Total (Cost $36,842,530)		52,883,637
La-Z-Boy	68,200	1,720,004
Lifetime Hoan	295,327	2,107,690	Financial Intermediaries – 11.0%
Natuzzi ADR [b]	62,200	944,818	Banking - 2.0%
			BOK Financial [a]	121,904	4,078,908
		9,347,258	Farmers & Merchants Bank of Long Beach	1,266	3,861,300
			First National Bank Alaska	2,130	2,918,100
Publishing - 0.5%			Hudson City Bancorp	80,000	1,592,000
Martha Stewart Living Omnimedia Cl. A [a]	200,200	2,296,294	Mechanics Bank	200	3,160,000
Marvel Enterprises [a]	364,400	1,996,912	Oriental Financial Group	63,800	1,617,968

		4,293,206			17,228,276

Sports and Recreation - 1.3%			Insurance - 8.8%
Callaway Golf	60,000	950,400	Argonaut Group	187,000	4,005,540
Coachmen Industries	182,700	2,649,150	Baldwin & Lyons Cl. B	126,000	2,876,580
Fleetwood Enterprises [a]	152,300	1,325,010	Erie Indemnity Company Cl. A	157,900	6,396,529
Monaco Coach [a]	74,050	1,577,265	Everest Re Group	45,300	2,534,535
Sturm, Ruger & Co.	258,400	3,656,360	Fidelity National Financial	33,275	1,051,490
Thor Industries	11,050	787,423	First American	41,700	959,100
			HCC Insurance Holdings	78,700	2,073,745
		10,945,608	Horace Mann Educators	91,000	1,698,970
			Leucadia National	65,900	2,086,394
Other Consumer Products - 1.9%			MBIA	24,900	1,407,597
Burnham Corporation Cl. A	46,956	1,760,850	Markel Corporation [a]	4,200	827,400
Burnham Corporation Cl. B	18,000	675,000	Mercury General	43,500	2,109,750
Lazare Kaplan International [a]	103,600	740,740	NYMAGIC [a]	60,200	918,050
Matthews International Cl. A	221,000	5,160,350	Navigators Group [a]	83,200	2,228,096
Starrett (L.S.) Company Cl. A	75,400	1,903,850	Old Republic International	109,200	3,439,800
Velcro Industries	525,800	5,271,145	PMA Capital Cl. A	241,700	5,111,955
			PXRE Group	176,551	4,095,983
		15,511,935	The Phoenix Companies	81,900	1,502,865
			ProAssurance [a]	428,070	7,534,032
Total (Cost $46,610,791)		76,878,692	RLI	61,362	3,129,462
			Reinsurance Group of America	30,000	924,600
Consumer Services – 6.3%			Wesco Financial	11,990	3,616,184
Leisure/Entertainment - 0.8%			White Mountains Insurance Group	20,600	6,519,900
Corus Entertainment Cl. B [a]	22,000	387,860	Zenith National Insurance	206,900	6,589,765
Hearst-Argyle Television [a]	17,000	383,350
Liberty Livewire Cl. A [a]	160,200	470,988			73,638,322

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Lexicon Genetics [a]	256,200	$1,252,562
Securities Brokers - 0.2%			Millennium Pharmaceuticals [a]	24,000	291,600
E*TRADE Group [a]	170,000	$928,200	Organogenesis [a]	363,500	72,700
Instinet Group [a]	108,000	704,160	Shire Pharmaceuticals Group ADR [a,b]	20,853	538,216

		1,632,360			15,320,883

Total (Cost $56,741,903)		92,498,958	Health Services - 1.4%
			Covance [a]	270,200	5,066,250
Financial Services – 5.4%			DIANON Systems [a]	10,000	534,200
Information and Processing - 0.9%			Gentiva Health Services [a]	30,150	271,049
BARRA [a]	52,200	1,940,796	Health Management Associates Cl. A [a]	27,400	552,110
eFunds Corporation [a]	177,675	1,685,958	Lincare Holdings [a]	44,600	1,440,580
Global Payments	41,500	1,234,625	Manor Care [a]	63,300	1,455,900
Moody’s Corporation	50,000	2,487,500	MedQuist [a]	73,893	1,967,771
SEI Investments	12,000	338,040
					11,287,860
		7,686,919
			Personal Care - 1.2%
Insurance Brokers - 1.8%			Chattem [a]	85,400	2,690,100
Brown & Brown	20,000	630,000	Ocular Sciences [a]	167,500	4,438,750
Clark/Bardes [a]	95,900	2,190,356	Regis	112,200	3,031,532
Crawford & Co. Cl. A	327,350	2,013,202
Crawford & Co. Cl. B	75,300	609,930			10,160,382
Gallagher (Arthur J.) & Company	99,200	3,437,280
Hilb, Rogal & Hamilton	135,350	6,124,587	Surgical Products and Devices - 2.3%
			Arrow International	180,600	7,052,430
		15,005,355	CONMED [a]	28,500	636,405
			Datascope	25,000	691,000
Investment Management - 2.5%			Haemonetics [a]	112,900	3,296,680
Affiliated Managers Group [a]	60,000	3,690,000	Invacare	67,000	2,479,000
Alliance Capital Management Holding L.P.	135,000	4,623,750	Novoste [a]	66,500	307,230
BKF Capital Group [a]	94,000	2,679,000	STERIS [a]	33,600	642,096
BlackRock Cl. A [a]	45,000	1,993,500	Varian Medical Systems [a]	85,800	3,479,190
Eaton Vance	115,200	3,594,240	Zoll Medical [a]	20,200	657,106
Federated Investors Cl. B	15,000	518,550
John Nuveen Company Cl. A	154,200	3,962,940			19,241,137

		21,061,980	Total (Cost $58,400,795)		69,379,486

Other Financial Services - 0.2%			Industrial Products – 12.1%
PRG-Schultz International [a]	123,800	1,523,978	Building Systems and Components - 1.5%
			Decker Manufacturing	6,022	204,748
Total (Cost $25,182,436)		45,278,232	Preformed Line Products Company	131,600	2,434,468
			Simpson Manufacturing [a]	100,200	5,724,426
Health – 8.3%			Skyline	123,400	4,072,200
Commercial Services - 1.6%
IDEXX Laboratories [a]	69,100	1,782,089			12,435,842
PAREXEL International [a]	277,700	3,862,807
Perrigo [a]	169,900	2,208,700	Construction Materials - 2.0%
Pharmaceutical Product Development [a]	10,000	263,400	Ameron International	13,000	939,250
Quintiles Transnational [a]	140,300	1,752,347	Ash Grove Cement Company Cl. B	50,518	6,516,822
Sybron Dental Specialties [a]	21,000	388,500	Florida Rock Industries	158,800	5,686,628
The TriZetto Group [a]	166,900	1,426,995	Puerto Rican Cement Company	105,200	3,682,000
Young Innovations [a]	77,550	1,684,386
					16,824,700
		13,369,224
			Industrial Components - 1.1%
Drugs and Biotech - 1.8%			Belden	47,800	996,152
Abgenix [a]	38,000	372,400	Cable Design Technologies [a]	15,000	153,750
Affymetrix [a]	78,600	1,885,614	Penn Engineering & Manufacturing	257,600	4,487,392
Antigenics [a]	38,500	379,225	Penn Engineering & Manufacturing Cl. A	79,600	1,317,380
Applera Corporation-Celera Genomics Group[a]	199,200	2,390,400	PerkinElmer	135,000	1,491,750
Biopure Corporation Cl. A [a]	43,200	330,480	Woodhead Industries	45,400	778,156
Celgene Corporation [a]	40,000	612,000
Cerus Corporation [a]	21,700	735,196			9,224,580
Chiron Corporation [a]	21,800	770,630
Emisphere Technologies [a]	120,500	504,895	Machinery - 2.5%
Gene Logic [a]	235,400	3,295,600	Ampco-Pittsburgh	5,000	60,000
Genzyme Corporation - General Division [a]	28,000	538,720	Coherent [a]	183,700	5,509,163
IDEC Pharmaceuticals [a]	38,100	1,350,645	Federal Signal	58,600	1,406,400
			Graco	26,550	667,467
			Lincoln Electric Holdings	237,880	6,398,972

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 19

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			MPS Group [a]	144,300	$1,226,550
Machinery (continued)			Manpower	55,800	2,050,650
Mueller (Paul)	53,200	$1,715,700	MAXIMUS [a]	28,000	887,600
Nordson Corporation	93,000	2,293,380	New Horizons Worldwide [a]	111,500	1,136,185
Oshkosh Truck	5,000	295,550	On Assignment [a]	78,800	1,402,640
PAXAR [a]	175,100	2,932,925	RemedyTemp Cl. A [a]	78,500	1,428,700
			Spherion Corporation [a]	109,000	1,297,100
		21,279,557	TMP Worldwide [a]	24,000	516,000

Pumps, Valves and Bearings - 1.3%					29,022,458
Baldor Electric	62,900	1,585,080
ConBraCo Industries [a]	7,630	1,640,450	Engineering and Construction - 0.2%
Denison International ADR [a,b]	89,400	1,658,370	Clayton Homes	25,000	395,000
Franklin Electric	23,600	1,110,852	Jacobs Engineering Group [a]	20,000	695,600
Kaydon Corporation	161,200	3,805,932	McDermott International [a]	71,000	575,100
NN	127,100	1,626,880	Todd Shipyards [a]	39,200	491,960

		11,427,564			2,157,660

Specialty Chemicals and Materials - 1.5%			Food/Tobacco Processors - 2.1%
Aceto	60,010	639,761	Farmer Bros.	26,000	9,432,020
Arch Chemicals	38,200	943,540	Midwest Grain Products	321,200	4,172,388
Brady Corporation Cl. A	79,400	2,779,000	Seaboard	2,650	658,393
CFC International [a]	123,500	554,515	Universal	89,000	3,266,300
Calgon Carbon	50,000	420,000
Donaldson Company	26,000	911,040			17,529,101
Hawkins	301,278	2,813,937
MacDermid	149,131	3,206,316	Industrial Distribution - 0.8%
			Central Steel & Wire	3,699	1,941,975
		12,268,109	Ritchie Bros. Auctioneers [a]	155,200	4,843,792

Textiles - 0.4%					6,785,767
Fab Industries [a]	67,700	552,432
Unifi [a]	245,100	2,671,590	Printing - 2.3%
			Bowne & Co.	383,100	5,646,894
		3,224,022	Ennis Business Forms	393,100	5,129,955
			Moore Corporation [a]	125,700	1,443,036
Other Industrial Products - 1.8%			New England Business Service	178,300	4,482,462
BHA Group Holdings [a]	187,252	3,061,570	Standard Register (The)	68,710	2,349,195
Diebold	100,000	3,724,000
IMPCO Technologies [a]	15,500	203,050			19,051,542
Kimball International Cl. B	334,880	5,488,683
Myers Industries	42,182	723,000	Transportation and Logistics - 2.6%
Open Plan Systems [a,c]	376,000	11,280	Airborne	100,000	1,920,000
Steelcase Cl. A	32,500	434,850	AirNet Systems [a]	121,800	1,035,300
Trinity Industries	20,000	414,400	Atlas Air Worldwide Holdings [a]	65,000	240,500
Wescast Industries Cl. A	28,000	991,200	C.H. Robinson Worldwide	40,000	1,341,200
			CNF	62,600	2,377,548
		15,052,033	EGL [a]	198,525	3,366,984
			Hub Group Cl. A [a]	77,000	712,250
Total (Cost $67,993,314)		101,736,407	Landstar System [a]	19,400	2,072,890
			Patriot Transportation Holding [a,c]	166,300	4,490,100
Industrial Services – 12.4%			Pittston Brink’s Group	156,213	3,749,112
Advertising/Publishing - 0.3%			UTI Worldwide	45,000	889,650
Grey Global Group	3,817	2,633,768
					22,195,534
Commercial Services - 3.5%
ABM Industries	137,000	2,378,320	Other Industrial Services - 0.6%
Allied Waste Industries [a]	294,800	2,830,080	Landauer	117,900	4,578,057
American Bank Note Holographics [a]	500	660	Republic Services [a]	18,600	354,702
CDI Corporation [a]	128,100	4,169,655
Carlisle Holdings [a]	634,900	1,872,955			4,932,759
Catalina Marketing [a]	12,200	344,284
Central Parking	24,200	552,970	Total (Cost $71,205,285)		104,308,589
Cornell Companies [a]	124,400	1,474,140
Fisher Communications	4,096	240,517	Natural Resources – 6.6%
iGATE Corporation [a]	77,200	356,664	Energy Services - 2.5%
Iron Mountain [a]	112,450	3,469,082	Carbo Ceramics	105,600	3,901,920
Korn/Ferry International [a]	43,700	397,670	Chiles Offshore [a]	31,300	759,025
Learning Tree International [a]	53,400	990,036	Global Industries [a]	119,500	835,305
			Helmerich & Payne	98,400	3,514,848
			Input/Output [a]	431,600	3,884,400
			Peerless Mfg. [a,c]	158,600	2,696,026
			Precision Drilling [a]	37,500	1,302,750
20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Symbol Technologies	119,900	$1,019,150
Energy Services (continued)			Technitrol	145,900	3,399,470
Tidewater	21,600	$711,072	Zebra Technologies Cl. A [a]	51,700	2,492,974
Willbros Group [a]	189,100	3,214,700
					28,052,129
		20,820,046
			Distribution - 2.4%
Oil and Gas - 1.8%			Anixter International [a]	41,900	984,650
Tom Brown [a]	51,000	1,445,850	Arrow Electronics [a]	86,100	1,786,575
Denbury Resources [a]	432,600	4,451,454	Avnet [a]	305,355	6,714,756
EOG Resources	5,000	198,500	Benchmark Electronics [a]	45,400	1,316,600
PetroCorp [a]	124,400	1,192,996	Pioneer-Standard Electronics	158,125	1,642,919
Pure Resources [a]	206,132	4,287,546	Plexus [a]	233,600	4,228,160
3TEC Energy [a]	142,000	2,475,060	Richardson Electronics	190,300	2,041,919
Toreador Resources [a]	100,300	408,221	Tech Data [a]	37,500	1,419,375
Vintage Petroleum	48,300	574,770
					20,134,954
		15,034,397
			Internet Software and Services - 0.4%
Precious Metals and Mining - 0.8%			CNET Networks [a]	182,400	362,976
AngloGold ADR [b]	177,900	4,639,632	CryptoLogic [a]	124,000	1,087,480
Barrick Gold	26,500	503,235	DoubleClick [a]	196,700	1,426,075
Gold Fields ADR [b]	98,800	1,108,536	RealNetworks [a]	85,400	347,578
MK Gold [a]	517,900	341,814	Vastera [a]	15,000	65,850

		6,593,217			3,289,959

Real Estate - 1.5%			IT Services - 2.3%
Alico	52,000	1,528,280	American Management Systems [a]	346,900	6,629,259
Chelsea Property Group	75,000	2,508,750	answerthink [a]	351,100	1,330,669
Consolidated-Tomoka Land	13,564	271,958	CGI Group Cl. A [a]	106,700	486,552
Public Storage	45,000	1,669,500	Cognizant Technology Solutions [a]	20,000	1,075,000
Trammell Crow Company [a]	447,400	6,464,930	Covansys Corporation [a]	74,300	417,566
			DiamondCluster International Cl. A [a]	218,900	1,309,022
		12,443,418	Forrester Research [a]	36,500	708,063
			Gartner Cl. A [a]	166,000	1,676,600
Total (Cost $32,834,701)		54,891,078	Perot Systems Cl. A [a]	115,100	1,253,439
			QRS Corporation [a]	57,500	447,925
Technology – 16.3%			Sapient Corporation [a]	1,069,400	1,133,564
Aerospace/Defense - 2.3%			Syntel [a]	65,300	807,108
Curtiss-Wright	71,800	5,744,000	Unisys Corporation [a]	195,000	1,755,000
Ducommun [a]	226,300	5,938,112
Herley Industries [a]	30,000	636,300			19,029,767
Integral Systems [a]	84,800	1,850,336
Special Metals [a]	420,600	126,180	Semiconductors and Equipment - 2.5%
Woodward Governor	83,600	4,942,432	BE Semiconductor Industries [a]	58,000	370,620
			Cabot Microelectronics [a]	28,000	1,208,480
		19,237,360	Credence Systems [a]	10,600	188,362
			Cymer [a]	14,500	508,080
Components and Systems - 3.4%			DuPont Photomasks [a]	35,000	1,136,800
Adaptec [a]	99,500	785,055	Electroglas [a]	210,200	2,102,000
Advanced Digital Information [a]	90,000	758,700	Exar [a]	62,300	1,228,556
American Power Conversion [a]	111,200	1,404,456	Fairchild Semiconductor Cl. A [a]	98,000	2,381,400
Analogic	17,800	875,226	Helix Technology	36,900	760,140
Cognex Corporation [a]	93,400	1,872,670	Intevac [a]	191,850	479,625
DDi Corporation [a]	20,000	18,000	Kulicke & Soffa Industries [a]	105,800	1,310,862
Dionex [a]	106,000	2,839,740	Lam Research [a]	5,000	89,900
Excel Technology [a]	168,500	3,538,500	Lattice Semiconductor [a]	244,000	2,132,560
Imation Corporation [a]	35,700	1,062,432	Mentor Graphics [a]	225,700	3,209,454
InFocus Corporation [a]	79,000	930,620	National Semiconductor [a]	23,200	676,744
Kronos [a]	35,850	1,093,031	Novellus Systems [a]	12,000	408,000
Newport [a]	102,600	1,606,716	PCD [a,c]	482,900	265,595
Perceptron [a]	397,400	615,970	TTM Technologies [a]	194,800	1,020,752
Radiant Systems [a]	57,500	749,225	Veeco Instruments [a]	45,000	1,039,950
Rainbow Technologies [a]	106,900	525,948	Vishay Intertechnology [a]	33,900	745,800
REMEC [a]	204,200	1,145,562
Scitex [a]	320,700	679,884			21,263,680
Storage Technology [a]	40,000	638,800

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 21

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			PREFERRED STOCKS – 0.4%
Software - 2.1%			†Aristotle Corporation 11.00% Conv. [a]	2,600	$ 16,250
ANSYS [a]	45,500	$ 914,550	Pioneer-Standard Electronics 6.75% Conv.	80,000	3,460,000
Aspen Technology [a]	27,100	226,014	SVB Capital I 8.25%	20,000	460,000
Autodesk	251,000	3,325,750
Business Objects ADR [a,b]	25,500	716,550	TOTAL PREFERRED STOCKS
HNC Software [a]	10,000	167,000	(Cost $4,331,885)		3,936,250
JDA Software Group [a]	122,400	3,459,024
MRO Software [a]	46,000	523,480		PRINCIPAL
MSC.Software [a]	42,600	381,270		AMOUNT
Macromedia [a]	61,600	546,392
Manugistics Group [a]	49,200	300,612	CORPORATE BONDS – 0.2%
National Instruments [a]	41,100	1,338,216	Dixie Group 7.00%
Phoenix Technologies [a]	20,900	209,000	Conv. Sub. Deb. due 5/15/12	$ 585,000	380,250
Progress Software [a]	50,500	745,329	Richardson Electronics 7.25%
SPSS [a]	107,500	1,670,550	Conv. Sub. Deb. due 12/15/06	1,319,000	1,122,799
Transaction Systems Architects Cl. A [a]	237,300	2,790,648
			TOTAL CORPORATE BONDS
		17,314,385	(Cost $1,533,250)		1,503,049

Telecommunication - 0.9%			U.S. TREASURY OBLIGATIONS – 5.7%
ADC Telecommunications [a]	83,000	190,070	U.S. Treasury Notes
Allegiance Telecom [a]	435,900	797,697	4.25%, due 3/31/03	25,000,000	25,444,000
Clarent Corporation [a]	15,000	900	†7.50%, due 2/15/05	20,000,000	22,140,600
Globecomm Systems [a]	130,300	532,927
IDT Corporation [a]	25,000	423,000	TOTAL U.S. TREASURY OBLIGATIONS
IDT Corporation Cl. B [a]	40,000	644,000	(Cost $46,839,985)		47,584,600
Inet Technologies [a]	65,000	438,750
Level 3 Communications [a]	488,400	1,440,780	REPURCHASE AGREEMENT – 2.2%
Liberty Satellite & Technology Cl. A [a]	81,630	183,667	State Street Bank & Trust Company,
†McLeodUSA Cl. A [a]	242,549	101,871	1.00% dated 6/28/02, due
Plantronics [a]	55,100	1,047,451	7/1/02, maturity value $18,240,520
Time Warner Telecom Cl. A [a]	292,000	490,560	(collateralized by U.S. Treasury
West Corporation [a]	75,000	1,654,500	Bonds, 8.125% due 8/15/19,
			valued at $18,608,864)
		7,946,173	(Cost $18,239,000)		18,239,000

Total (Cost $143,122,701)		136,268,407	TOTAL INVESTMENTS – 100.7%
			(Cost $652,103,605)		844,238,042
Miscellaneous – 4.6%
Total (Cost $42,225,029)		38,851,657	LIABILITIES LESS
			CASH AND OTHER ASSETS – (0.7)%		(5,577,455)
TOTAL COMMON STOCKS
(Cost $581,159,485)		772,975,143	NET ASSETS – 100.0%		$838,660,587

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At June 30, 2002, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	A security for which market quotations are no longer readily available represents 0.3% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2002.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2002 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $654,508,914. At June 30, 2002, net unrealized appreciation for all securities was $189,729,128, consisting of aggregate gross unrealized appreciation of $261,435,488 and aggregate gross unrealized depreciation of $71,706,360. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments at value (identified cost $633,864,605)	$825,999,042
Repurchase agreement (at cost and value)	18,239,000
Cash	373,042
Receivable for investments sold	18,037
Receivable for dividends and interest	1,300,745
Prepaid expenses	40,225

Total Assets	845,970,091

LIABILITIES:
Payable for investments purchased	5,939,485
Payable for investment advisory fee	897,291
Preferred dividends accrued but not yet declared	266,224
Accrued expenses	206,504

Total Liabilities	7,309,504

Net Assets	$838,660,587

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.80% Cumulative Preferred Stock – $0.001 per share; 2,400,000 shares outstanding	$ 2,400
Par value of 7.30% Tax-Advantaged Cumulative Preferred Stock – $0.001 per share; 4,000,000 shares outstanding	4,000
Additional paid-in capital	159,993,600

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	160,000,000

COMMON STOCK:
Par value of Common Stock – $0.001 per share; 40,996,604 shares outstanding (150,000,000 shares authorized)	40,997
Additional paid-in capital	476,806,355
Undistributed net investment income	1,608,480
Accumulated net realized gain on investments	44,793,512
Net unrealized appreciation on investments	192,134,451
Quarterly and accrued distributions	(36,723,208)

Net Assets applicable to Common Stock (net asset value per share – $16.55)	678,660,587

Net Assets	$838,660,587

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 23

ROYCE VALUE TRUST, INC.

STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
Dividends		$3,851,608
Interest		1,370,708

Total income		5,222,316

Expenses:
Investment advisory fees		5,255,250
Stockholder reports		130,693
Administrative and office facilities expenses		117,590
Custody and transfer agent fees		107,344
Directors’ fees		65,861
Professional fees		25,209
Other expenses		28,567

Total expenses		5,730,514

Net investment income (loss)		(508,198)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments		40,764,839
Net change in unrealized appreciation on investments		(34,201,676)

Net realized and unrealized gain on investments		6,563,163

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS		$6,054,965

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended	Year ended
	June 30, 2002	December 31,
	(unaudited)	2001
INVESTMENT OPERATIONS:
Net investment income (loss)	$(508,198)	$2,247,245
Net realized gain on investments	40,764,839	53,961,553
Net change in unrealized appreciation on investments	(34,201,676)	46,195,029

Net increase in net assets from investment operations	6,054,965	102,403,827

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(370,182)
Net realized gain on investments	–	(11,609,818)
Quarterly distributions*	(5,990,000)	–

Total distributions to Preferred Stockholders	(5,990,000)	(11,980,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(1,768,474)
Net realized gain on investments	–	(55,464,014)
Quarterly distributions*	(30,466,985)	–

Total distributions to Common Stockholders	(30,466,985)	(57,232,488)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	19,921,639	32,687,267

NET INCREASE (DECREASE) IN NET ASSETS	(10,480,381)	65,878,606
NET ASSETS:
Beginning of period	849,140,968	783,262,362

End of period (including undistributed net investment income
of $1,608,480 and $2,116,678, respectively)	$838,660,587	$849,140,968

* To be allocated to net investment income and capital gains at year-end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE VALUE, TRUST INC.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months ended June 30, 2002 (unaudited)		Years ended December 31,

			2001	2000	1999	1998	1997

NET ASSET VALUE, BEGINNING OF PERIOD	$17.31		$16.56	$15.77	$15.72	$16.91	$14.32

INVESTMENT OPERATIONS (a):
Net investment income (loss)	(0.01)		0.05	0.18	0.26	0.17	0.21
Net realized and unrealized gain on investments	0.18		2.58	2.58	1.65	0.67	3.85

Total investment operations	0.17		2.63	2.76	1.91	0.84	4.06

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.01)	(0.03)	(0.04)	(0.03)	(0.03)
Net realized gain on investments	–		(0.30)	(0.30)	(0.32)	(0.26)	(0.15)
Quarterly distributions*	(0.15)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.15)		(0.31)	(0.33)	(0.36)	(0.29)	(0.18)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.05)	(0.13)	(0.15)	(0.16)	(0.19)
Net realized gain on investments	–		(1.44)	(1.35)	(1.22)	(1.38)	(1.02)
Quarterly distributions*	(0.76)		–	–	–	–	–

Total distributions to Common Stockholders	(0.76)		(1.49)	(1.48)	(1.37)	(1.54)	(1.21)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)		(0.08)	(0.16)	(0.13)	(0.09)	(0.08)
Effect of Preferred Stock offering	–		–	–	–	(0.11)	–

Total capital stock transactions	(0.02)		(0.08)	(0.16)	(0.13)	(0.20)	(0.08)

NET ASSET VALUE, END OF PERIOD (a)	$16.55		$17.31	$16.56	$15.77	$15.72	$16.91

MARKET VALUE, END OF PERIOD	$16.55		$15.72	$14.438	$13.063	$13.75	$15.063

TOTAL RETURN (b):
Net Asset Value (a)	0.0	%***	15.2%	16.6%	11.7%	3.3%	27.5%
Market Value	10.1	%***	20.0%	22.7%	5.7%	1.5%	28.8%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (c,d)	1.61	%**	1.61%	1.43%	1.39%	1.31%	1.12%
Management fee expense	1.48	%**	1.45%	1.25%	1.18%	1.10%	0.39%
Interest expense	–		–	–	–	–	0.45%
Other operating expenses	0.13	%**	0.16%	0.18%	0.21%	0.21%	0.28%
Net investment income (loss)	(0.14	)%**	0.35%	1.18%	1.47%	1.11%	1.53%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$838,661		$849,141	$783,262	$712,928	$676,963	$554,231
Portfolio Turnover Rate	15%		30%	36%	41%	43%	29%
PREFERRED STOCK:
Total shares outstanding	6,400,000		6,400,000	6,400,000	6,400,000	6,400,000	2,400,000
Asset coverage per share	$131.04		$132.68	$122.38	$111.40	$105.78	$165.51
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share:
7.80% Cumulative (e)	$26.36		$25.70	$23.44	$24.98	$25.91	$25.70
7.30% Tax-Advantaged Cumulative (e)	$25.83		$25.37	$22.35	$24.24	$25.43	–
NOTES:
Total amount outstanding (in thousands)	–		–	–	–	–	$27,801
Asset coverage per note	–		–	–	–	–	$2,090.89
Average market value per note (e)	–		–	–	–	–	$107.69

(a)	Through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed that the Notes had been converted, the Net Asset Value per share would have been increased by $0.31 at December 31, 1997.
(b)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(c)	Expense ratios based on total average net assets were 1.32%, 1.30%, 1.12%, 1.06%, 1.06% and 0.99% for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(d)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.65%, 1.51%, 1.48%, 1.34% and 1.14% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(e)	The average of month-end market values during the period.
*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not annualized.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 25

ROYCE VALUE TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Summary of Significant Accounting Policies:

      Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

      Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:

      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:

      The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

The Fund issued 1,194,883 and 2,167,201 shares of Common Stock as reinvestment of distributions by Common Stockholders for the periods ended June 30, 2002 and December 31, 2001, respectively.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).

      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 60-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

      Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.

For the period ended June 30, 2002, the Fund accrued and paid Royce advisory fees totaling $5,255,250.

Purchases and Sales of Investment Securities:
For the period ended June 30, 2002, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $158,529,576 and $126,053,844, respectively.

Transactions in Shares of Affiliated Companies:

      An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the period ended June 30, 2002:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income

Open Plan Systems	—	—	—	—	—	—
PCD	5,300	$2,756	—	—	—	—
Patriot Transportation
Holding	—	—	—	—	—	—
Peerless Mfg.	—	—	—	—	—	—
RockShox	—	—	1,141,400	$537,508	$(69,534)	—

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 27

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS – 95.3%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 10.8%			Retail Stores - 4.4%
Apparel and Shoes - 4.2%			Brookstone [a]	23,000	$408,020
Ashworth [a]	50,000	$450,500	Buckle (The) [a]	56,500	1,392,725
Delta Apparel	88,400	2,373,540	Cato Cl. A	58,000	1,293,400
Garan	23,700	1,371,045	Dress Barn (The) [a]	94,800	1,466,556
Kleinert’s [a,d]	14,200	113,600	†Factory 2-U Stores [a]	50,000	692,500
Nautica Enterprises [a]	107,600	1,397,724	Gadzooks [a]	25,000	314,750
Oshkosh B’Gosh Cl. A	47,000	2,044,025	La Senza Corporation	189,900	1,938,138
Weyco Group	68,400	2,734,632	Stein Mart [a]	285,200	3,385,324

		10,485,066			10,891,413

Collectibles - 1.2%			Other Consumer Services – 0.2%
The Boyds Collection [a]	216,800	1,363,672	Ambassadors International [a]	5,100	51,306
Department 56 [a]	17,000	276,760	E-LOAN [a]	505,500	556,050
Enesco Group [a]	52,400	457,976
Topps Company (The) [a]	101,000	1,016,060			607,356

		3,114,468	Total (Cost $9,548,050)		13,657,215

Food/Beverage/Tobacco - 1.1%			Diversified Investment Companies – 0.2%
800 JR Cigar [a,d]	193,000	2,509,000	Closed-End Mutual Funds - 0.2%
Tasty Baking	10,000	135,000	Central Fund of Canada Cl. A	140,000	597,800

		2,644,000	Total (Cost $554,082)		597,800

Home Furnishing/Appliances - 0.9%			Financial Intermediaries – 7.5%
Bassett Furniture Industries	26,300	512,824	Banking - 0.3%
Falcon Products [a]	122,700	748,470	First Midwest Financial	1,000	13,960
Lifetime Hoan	120,054	856,801	Queen City Investments [a]	948	420,912
			Sterling Bancorp	12,100	431,970
		2,118,095
					866,842
Publishing - 0.1%
Information Holdings [a]	5,000	122,000	Insurance - 7.2%
Marvel Enterprises [a]	42,700	233,996	Argonaut Group	30,900	661,878
			Arch Capital Group [a]	25,700	723,455
		355,996	CNA Surety	15,000	218,250
			GAINSCO [a]	25,000	1,275
Sports and Recreation - 1.1%			IPC Holdings [a]	80,600	2,461,524
Lund International Holdings [a]	387,950	640,117	Independence Holding	36,630	818,314
Meade Instruments [a]	143,600	814,212	NYMAGIC [a]	107,100	1,633,275
Monaco Coach [a]	65,900	1,403,670	Navigators Group [a]	57,200	1,531,816
			PICO Holdings [a]	76,100	1,260,977
		2,857,999	PMA Capital Cl. A	57,109	1,207,855
			PXRE Group	73,164	1,697,405
Other Consumer Products - 2.2%			Philadelphia Consolidated Holding [a]	52,500	2,380,350
Cross (A.T.) & Company Cl. A [a]	100,000	750,000	ProAssurance [a]	124,900	2,198,240
Hunt Corporation	50,000	542,500	Wellington Underwriting [a]	444,712	464,451
Lazare Kaplan International [a]	151,700	1,084,655	Zenith National Insurance	20,000	637,000
Matthews International Cl. A	96,000	2,241,600
Velcro Industries	81,500	817,038			17,896,065

		5,435,793	Total (Cost $11,300,782)		18,762,907

Total (Cost $15,993,665)		27,011,417	Financial Services – 2.6%
			Information and Processing - 0.1%
Consumer Services – 5.5%			Multex.com [a]	15,000	61,200
Direct Marketing - 0.1%
ValueVision Media Cl. A [a]	5,000	90,750	Insurance Brokers - 0.5%
			Clark/Bardes [a]	20,900	477,356
Leisure/Entertainment - 0.6%			CorVel [a]	18,750	628,065
ACTV [a]	55,000	63,250	Hilb, Rogal & Hamilton	5,200	235,300
Liberty Livewire Cl. A [a]	220,700	648,858
†Shuffle Master [a]	35,000	642,950			1,340,721
TiVo [a]	20,000	74,200
			Investment Management - 0.3%
		1,429,258	BKF Capital Group [a]	27,700	789,450

Restaurants/Lodgings - 0.2%
Benihana Cl. A [a]	27,800	523,752
Chart House Enterprises [a]	3,333	11,166
Diedrich Coffee [a]	32,350	103,520

		638,438

28 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Financial Services (continued)			Osteotech [a]	122,100	$902,319
Other Financial Services - 1.7%			PLC Systems [a]	105,200	42,080
Electro Rent [a]	114,300	$1,484,757
†LendingTree [a]	55,000	699,050			4,616,501
New Century Financial	5,000	174,850
PRG-Schultz International [a]	165,000	2,031,150	Total (Cost $17,365,063)		21,563,649

		4,389,807	Industrial Products – 13.0%
			Building Systems and Components - 1.7%
Total (Cost $3,808,889)		6,581,178	Juno Lighting [a]	94,200	913,740
			LSI Industries	43,850	805,524
Health – 8.6%			Simpson Manufacturing [a]	27,600	1,576,788
Commercial Services - 1.9%			Skyline	32,100	1,059,300
ICON ADR [a,b]	800	22,800
PAREXEL International [a]	134,400	1,869,504			4,355,352
The TriZetto Group [a]	83,000	709,650
Young Innovations [a]	98,850	2,147,022	Construction Materials - 3.2%
			Ash Grove Cement Company	20,000	2,580,000
		4,748,976	Encore Wire [a]	10,000	142,300
			Florida Rock Industries	50,000	1,790,500
Drugs and Biotech - 2.1%			Monarch Cement	50,410	1,058,610
Antigenics [a]	60,800	598,880	Puerto Rican Cement Company	58,700	2,054,500
Arena Pharmaceuticals [a]	14,000	117,600	Synalloy Corporation [a]	95,700	288,057
BioReliance [a]	20,300	503,440
BioSource International [a]	89,300	526,870			7,913,967
DUSA Pharmaceuticals [a]	79,700	231,130
Emisphere Technologies [a]	32,400	135,756	Industrial Components - 2.1%
Geron [a]	6,000	27,480	†Aaon [a]	37,500	703,875
Lexicon Genetics [a]	192,100	939,177	Bel Fuse Cl. A [a]	31,200	711,360
Martek Biosciences [a]	33,800	707,096	Chase Industries [a]	27,900	387,531
Myriad Genetics [a]	5,000	101,700	Penn Engineering & Manufacturing	56,600	985,972
Sangamo BioSciences [a]	10,000	58,800	Penn Engineering & Manufacturing Cl. A	30,800	509,740
3-Dimensional Pharmaceuticals [a]	10,000	44,500	†Powell Industries [a]	68,300	1,656,275
ViroPharma [a]	18,800	26,884	Scientific Technologies [a]	10,700	38,466
Visible Genetics [a]	44,500	84,995	Woodhead Industries	10,000	171,400
VIVUS [a]	167,200	1,131,944
Zila [a]	95,000	95,950			5,164,619

		5,332,202	Machinery - 0.5%
			Astec Industries [a]	31,700	510,053
Health Services - 1.8%			Atchison Casting [a]	52,500	13,125
aaiPharma [a]	47,000	1,056,560	Lindsay Manufacturing	10,000	231,500
Covalent Group [a]	25,000	92,000	Mueller (Paul)	16,650	536,962
DIANON Systems [a]	15,500	828,010
†First Consulting Group [a]	85,000	731,000			1,291,640
MedCath Corporation [a]	18,000	307,800
RehabCare Group [a]	25,000	600,750	Paper and Packaging - 0.5%
Sierra Health Services [a]	40,000	894,000	Peak International [a]	207,000	1,210,950

		4,510,120	Pumps, Valves and Bearings - 1.7%
			Denison International ADR [a,b]	113,500	2,105,425
Personal Care - 0.9%			NN	80,500	1,030,400
Ocular Sciences [a]	88,900	2,355,850	Sun Hydraulics	152,550	1,229,553

Surgical Products and Devices - 1.9%					4,365,378
Aksys [a]	85,000	586,500
Allied Healthcare Products [a]	247,400	1,073,493	Specialty Chemicals and Materials - 1.1%
Cohesion Technologies [a]	5,000	10,750	Aceto	58,421	622,820
CONMED [a]	3,900	87,087	Balchem	10,000	232,500
Cyberonics [a]	15,000	196,785	CFC International [a]	144,700	649,703
Exactech [a]	15,000	229,650	Hawkins	122,667	1,145,710
Interpore International [a]	17,600	170,192
NMT Medical [a]	44,000	280,720			2,650,733
Orthofix International [a]	29,500	1,036,925
			Textiles - 0.2%
			Fab Industries [a]	76,400	623,424

			Other Industrial Products - 2.0%
			BHA Group Holdings [a]	96,915	1,584,560
			Maxwell Technologies [a]	36,800	320,896
			Mity Enterprises [a]	27,300	300,300

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 29

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Knight Transportation [a]	38,925	$902,671
Other Industrial Products (continued)			Patriot Transportation Holding [a]	27,700	747,900
Myers Industries	53,474	$916,544	Pittston Brink’s Group	34,365	824,760
Open Plan Systems [a]	57,400	1,722
Quixote	27,500	466,125			5,578,476
Wescast Industries Cl. A	37,900	1,341,660
			Other Industrial Services - 0.5%
		4,931,807	Landauer	32,300	1,254,209

Total (Cost $22,610,149)		32,507,870	Total (Cost $22,869,172)		33,363,268

Industrial Services – 13.4%			Natural Resources – 8.5%
Commercial Services - 6.2%			Energy Services - 3.4%
American Bank Note Holographics [a]	222,500	293,700	Carbo Ceramics	33,600	1,241,520
Butler International [a]	38,500	84,662	Dril-Quip [a]	42,700	1,065,365
CDI Corporation [a]	40,900	1,331,295	GulfMark Offshore [a]	34,600	1,432,786
Edgewater Technology [a]	18,339	75,007	Input/Output [a]	194,500	1,750,500
Exponent [a]	63,200	815,912	Lufkin Industries	25,000	721,750
iGATE Corporation [a]	289,700	1,338,414	MarkWest Hydrocarbon [a]	15,200	108,072
Kforce [a]	55,000	327,250	NATCO Group Cl. A [a]	90,400	786,480
Manufacturers Services [a]	110,000	531,300	NewPower Holdings [a]	267,800	5,356
Marketing Specialists [a]	155,000	31	Peerless Mfg. [a]	43,200	734,352
Micro General [a]	104,840	1,749,780	Valley National Gases [a]	30,100	215,215
NCO Group [a]	20,000	435,600	Willbros Group [a]	30,900	525,300
NIC [a]	26,800	39,664
National Service Industries	92,800	835,200			8,586,696
New Horizons Worldwide [a]	117,300	1,195,287
On Assignment [a]	32,000	569,600	Oil and Gas - 3.5%
Pegasystems [a]	65,000	586,235	Bonavista Petroleum [a]	81,000	1,600,053
ProBusiness Services [a]	10,000	145,690	Denbury Resources [a]	146,700	1,509,543
RemedyTemp Cl. A [a]	71,700	1,304,940	Evergreen Resources [a]	20,000	850,000
Volt Information Sciences [a]	16,200	396,738	PetroCorp [a]	203,200	1,948,688
Wackenhut Corrections [a]	164,800	2,406,080	Pure Resources [a]	68,724	1,429,459
Westaff [a]	362,500	1,051,250	3TEC Energy [a]	80,000	1,394,400
			Toreador Resources [a]	800	3,256
		15,513,635
					8,735,399
Food/Tobacco Processors - 1.7%
Farmer Bros.	4,000	1,451,080	Precious Metals and Mining - 0.7%
Midwest Grain Products	96,122	1,248,625	Apex Silver Mines [a]	79,600	1,154,200
Seneca Foods Cl. B [a]	47,200	698,560	Brush Engineered Materials [a]	5,000	62,000
Seneca Foods Cl. A [a]	58,500	782,438	MK Gold [a]	603,700	398,442

		4,180,703			1,614,642

Industrial Distribution - 1.1%			Real Estate - 0.9%
†Central Steel & Wire	1,200	630,000	HomeFed [a]	1,108,521	1,008,754
Lawson Products	12,200	375,882	Liberte Investors	346,800	1,352,520
Strategic Distribution [a]	114,690	1,617,129
					2,361,274
		2,623,011
			Total (Cost $11,661,923)		21,298,011
Printing - 1.7%
Bowne & Co.	110,000	1,621,400	Technology – 20.4%
Ennis Business Forms	36,200	472,410	Aerospace/Defense - 4.3%
Moore Corporation [a]	39,600	454,608	Curtiss-Wright	26,400	2,112,000
New England Business Service	52,900	1,329,906	Ducommun [a]	109,500	2,873,280
Schawk	31,300	334,910	Hawaiian Airlines [a]	120,000	438,000
			HEICO	55,000	771,100
		4,213,234	HEICO Cl. A	15,750	176,400
			Herley Industries [a]	80,000	1,696,800
Transportation and Logistics - 2.2%			Integral Systems [a]	58,300	1,272,106
AirNet Systems [a]	110,200	936,700	Mesaba Holdings [a]	25,000	146,750
EGL [a]	42,100	714,016	SkyWest	10,000	233,900
Forward Air [a]	36,800	1,206,304	Special Metals [a]	228,800	68,640
Frozen Food Express Industries [a]	77,500	186,000	Woodward Governor	15,300	904,536
Hub Group Cl. A [a]	6,500	60,125
					10,693,512

30 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			Exar [a]	17,000	$335,240
Components and Systems - 3.8%			FSI International [a]	34,500	257,715
CSP [a]	117,581	$369,040	GlobespanVirata [a]	10,000	38,700
Com21 [a]	17,500	7,875	Helix Technology	9,500	195,700
†Del Global Technologies [a,c]	464,279	1,741,046	inSilicon Corporation [a]	41,500	98,355
Excel Technology [a]	97,900	2,055,900	Intevac [a]	111,450	278,625
Kronos [a]	30,750	937,537	Photronics [a]	29,750	563,465
MOCON	52,600	478,660	Semitool [a]	50,500	412,080
Newport [a]	45,000	704,700	SIPEX Corporation [a]	24,100	117,825
PC-Tel [a]	61,100	413,586	Teradyne [a]	13,604	319,694
Performance Technologies [a]	24,750	164,092	Xicor [a]	35,000	141,400
Radiant Systems [a]	15,000	195,450
Rainbow Technologies [a]	229,500	1,129,140			3,996,399
Read-Rite [a]	5,000	2,400
REMEC [a]	132,500	743,325	Software - 2.1%
Spectrum Control [a]	17,500	105,875	Aladdin Knowledge Systems [a]	27,300	63,609
TransAct Technologies [a]	68,200	332,816	ANSYS [a]	15,400	309,540
			Applix [a]	20,000	31,000
		9,381,442	JDA Software Group [a]	28,000	791,280
			Lightspan [a]	340,000	591,600
Distribution - 1.9%			MSC.Software [a]	17,700	158,415
Brightpoint [a]	18,571	47,355	Roxio [a]	115,293	830,110
Daisytek International [a]	63,300	1,073,568	SCB Computer Technology [a]	50,000	43,500
Elamex [a]	70,200	361,530	SPSS [a]	91,900	1,428,126
Jaco Electronics [a]	38,000	178,600	Transaction Systems Architects Cl. A [a]	90,100	1,059,576
Nu Horizons Electronics [a]	40,000	331,600
PC Connection [a]	5,000	20,500			5,306,756
Pioneer-Standard Electronics	107,000	1,111,730
Richardson Electronics	146,600	1,573,018	Telecommunication - 2.1%
			Brooktrout [a]	28,400	161,880
		4,697,901	C-COR.net [a]	5,000	35,000
			Captaris [a]	30,000	88,500
Internet Software and Services - 0.7%			Computer Access Technology [a]	48,000	162,725
CryptoLogic [a]	78,000	684,060	Globecomm Systems [a]	113,400	463,806
Lionbridge Technologies [a]	37,500	75,000	Liberty Satellite & Technology Cl. A [a]	34,000	76,500
RealNetworks [a]	65,700	267,399	MetaSolv [a]	120,000	478,800
Register.com [a]	63,100	480,822	PECO II [a]	93,600	313,560
Stamps.com [a]	80,000	354,400	Somera Communications [a]	132,900	948,906
			†SpectraLink Corporation [a]	132,000	1,404,480
		1,861,681	Technical Communications [a,c]	96,700	77,843
			†ViaSat [a]	128,400	1,082,412
IT Services - 3.9%
Analysts International [a]	175,000	743,750			5,294,412
answerthink [a]	253,600	961,144
CACI International Cl. A [a]	10,000	381,900	Total (Cost $48,155,746)		50,964,609
CIBER [a]	185,000	1,341,250
Covansys Corporation [a]	192,500	1,081,850	Miscellaneous – 4.8%
DiamondCluster International Cl. A [a]	90,000	538,200	Total (Cost $14,634,681)		12,033,369
Forrester Research [a]	70,500	1,367,630
†Sapient Corporation [a]	1,070,000	1,134,200
Syntel [a]	133,200	1,646,352	TOTAL COMMON STOCKS
Technology Solutions [a]	50,000	64,000	(Cost $178,502,202)		238,341,293
Tier Technologies Cl. B [a]	26,500	472,230
			PREFERRED STOCKS – 0.4%
		9,732,506	Chart House Enterprises [a]	6,991	4,544
			Seneca Foods Conv. [a]	75,409	989,743
Semiconductors and Equipment - 1.6%
August Technology [a]	40,000	395,600	TOTAL PREFERRED STOCKS
California Micro Devices [a]	25,000	127,000	(Cost $957,998)		994,287
Electroglas [a]	71,500	715,000

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 31

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

	PRINCIPAL
	AMOUNT	VALUE		VALUE

U.S. TREASURY OBLIGATIONS – 2.0%			TOTAL INVESTMENTS – 100.5%
U.S. Treasury Notes			(Cost $191,409,455)	$251,338,580
6.00%, due 9/30/02	$5,000,000	$5,054,000

			LIABILITIES LESS CASH
TOTAL U.S. TREASURY OBLIGATIONS			AND OTHER ASSETS – (0.5)%	(1,374,258)
(Cost $5,000,255)		5,054,000

			NET ASSETS – 100.0%	$249,964,322
REPURCHASE AGREEMENT – 2.8%
State Street Bank & Trust Company,
1.00% dated 6/28/02, due 7/1/02,
maturity value $6,949,579
(collateralized by U.S. Treasury Bonds,
8.125% due 8/15/19, valued at $7,092,212)
(Cost $6,949,000)		6,949,000

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At June 30, 2002, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company act of 1940.
[d]	Securities for which market quotations are no longer readily available represent 1.05% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2002.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2002 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $191,732,855. At June 30, 2002, net unrealized appreciation for all securities was $59,605,725, consisting of aggregate gross unrealized appreciation of $80,334,337 and aggregate gross unrealized depreciation of $20,728,612. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
32 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments at value (identified cost $184,460,455)	$244,389,580
Repurchase agreement (at cost and value)	6,949,000
Cash	279
Receivable for investments sold	2,341,012
Receivable for dividends and interest	143,392
Prepaid expenses	18,200

Total Assets	253,841,463

LIABILITIES:
Payable for investments purchased	3,444,732
Payable for investment advisory fee	269,495
Preferred dividends accrued but not yet declared	68,888
Accrued expenses	94,026

Total Liabilities	3,877,141

Net Assets	$249,964,322

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.75% Cumulative Preferred Stock – $0.001 per share; 1,600,000 shares outstanding	$1,600
Additional paid-in capital	39,998,400

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	40,000,000

COMMON STOCK:
Par value of Common Stock – $0.001 per share; 17,199,145 shares outstanding (150,000,000 shares authorized)	17,199
Additional paid-in capital	132,737,509
Undistributed net investment income (loss)	(987,737)
Accumulated net realized gain on investments	24,462,466
Net unrealized appreciation on investments	59,929,119
Quarterly and accrued distributions	(6,194,234)

Net Assets applicable to Common Stock (net asset value per share – $12.21)	209,964,322

Net Assets	$249,964,322

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 33

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
Dividends		$529,991
Interest		256,843

Total income		786,834

Expenses:
Investment advisory fees		1,571,554
Custody and transfer agent fees		61,570
Administrative and office facilities expenses		33,426
Directors’ fees		31,505
Stockholder reports		30,231
Professional fees		16,233
Other expenses		30,052

Total expenses		1,774,5771

Net investment income (loss)		(987,737)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments		20,645,653
Net change in unrealized appreciation on investments		(6,861,857)

Net realized and unrealized gain on investments		13,783,796

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS		$12,796,059

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended	Year ended
	June 30, 2002	December 31,
	(unaudited)	2001
INVESTMENT OPERATIONS:
Net investment income (loss)	$(987,737)	$(775,205)
Net realized gain on investments	20,645,653	12,077,022
Net change in unrealized appreciation on investments	(6,861857)	29,883,551

Net increase in net assets from investment operations	12,796,059	41,185,368

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments	–	(3,100,000)
Quarterly distributions*	(1,550,000)	–

Total distributions to Preferred Stockholders	(1,550,000)	(3,100,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments	–	(9,211,976)
Quarterly distributions*	(4,575,345)	–

Total distributions to Common Stockholders	(4,575,345)	(9,211,976)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	2,850,483	7,749,904

NET INCREASE IN NET ASSETS	9,521,197	36,623,296
NET ASSETS:
Beginning of period	240,443,125	203,819,829

End of period (including undistributed net investment income (loss)
of ($987,737) and $0, respectively)	$249,964,322	$240,443,125

* To be allocated to net investment income and capital gains at year-end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
34 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months ended June 30, 2002 (unaudited)		Years ended December 31,

			2001	2000	1999	1998	1997

NET ASSET VALUE, BEGINNING OF PERIOD	$11.83		$10.14	$11.00	$10.06	$10.84	$9.38

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06)		(0.05)	0.09	0.12	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.81		2.57	1.23	1.35	(0.36)	2.61

Total investment operations	0.75		2.52	1.32	1.47	(0.23)	2.78

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	(0.01)	(0.05)	(0.06)	(0.02)
Net realized gain on investments	–		(0.19)	(0.22)	(0.18)	(0.18)	(0.12)
Quarterly distributions*	(0.09)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.09)		(0.19)	(0.23)	(0.23)	(0.24)	(0.14)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	(0.09)	(0.06)	(0.07)	(0.16)
Net realized gain on investments	–		(0.57)	(1.63)	(0.21)	(0.22)	(0.84)
Quarterly distributions*	(0.27)		–	–	–	–	–

Total distributions to Common Stockholders	(0.27)		(0.57)	(1.72)	(0.27)	(0.29)	(1.00)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)		(0.07)	(0.23)	(0.03)	(0.02)	(0.06)
Effect of Preferred Stock offering	–		–	–	–	–	(0.12)

Total capital stock transactions	(0.01)		(0.07)	(0.23)	(0.03)	(0.02)	(0.18)

NET ASSET VALUE, END OF PERIOD	$12.21		$11.83	$10.14	$11.00	$10.06	$10.84

MARKET VALUE, END OF PERIOD	$11.68		$10.50	$8.625	$9.00	$8.875	$10.125

TOTAL RETURN (a):
Net Asset Value	5.7	%***	23.4%	10.9%	12.7%	(4.1)%	27.1%
Market Value	13.9	%***	28.8%	15.3%	4.5%	(9.4)%	35.0%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.66	%**	1.78%	1.32%	1.27%	1.18%	0.83%
Management fee expense	1.47	%**	1.57%	1.08%	0.91%	0.80%	0.40%
Other operating expenses	0.19	%**	0.21%	0.24%	0.36%	0.38%	0.43%
Net investment income (loss)	(0.93	)%**	(0.43)%	0.74%	1.20%	1.21%	1.77%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$249,964		$240,443	$203,820	$191,269	$175,495	$182,362
Portfolio Turnover Rate	18%		27%	49%	49%	44%	34%
PREFERRED STOCK:
Total shares outstanding	1,600,000		1,600,000	1,600,000	1,600,000	1,600,000	1,600,000
Asset coverage per share	$156.23		$150.28	$127.39	$119.54	$109.68	$113.98
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d)	$25.92		$25.30	$23.08	$24.67	$25.40	$25.56

(a)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b)	Expense ratios based on total average net assets were 1.40%, 1.46%, 1.06%, 0.98%, 0.92% and 0.72% for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.81%, 1.44% and 1.24% for the periods ended December 31, 2001, 1999 and 1998, respectively.
(d)	The average of month-end market values during the period.
*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not annualized.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 35

ROYCE MICRO-CAP TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
Summary of Significant Accounting Policies:

      Royce Micro-Cap Trust, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      Effective April 25, 2002, the Fund adopted a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
       The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:
The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
      The Fund issued 253,377 and 784,403 shares of Common Stock as reinvestment of distributions by Common Stockholders for the periods ended June 30, 2002 and December 31, 2001, respectively.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
      For the period ended June 30, 2002, the Fund accrued and paid Royce advisory fees totaling $1,571,554.

Purchases and Sales of Investment Securities:
For the period ended June 30, 2002, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $46,003,646 and $52,901,986, respectively.
Transactions in Shares of Affiliated Companies:

       An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the period ended June 30, 2002:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income

Del Global Technologies	464,279	$1,601,411	—	—	—	—
Strategic Distribution	18,000	$109,695	112,000	$894,705	$641,935	—
Technical Communications	—	—	—	—	—	—

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 37

ROYCE FOCUS TRUST, INC.

SCHEDULE OF INVESTMENTS	JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS – 73.3%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 4.3%			Industrial Products – 11.1%
Apparel and Shoes - 1.3%			Building Systems and Components - 2.3%
Nautica Enterprises [a]	89,000	$ 1,156,110	Simpson Manufacturing [a]	35,000	$ 1,999,550

Home Furnishing/Appliances - 1.5%			Construction Materials - 2.5%
Natuzzi ADR [b]	83,800	1,272,922	Florida Rock Industries	59,850	2,143,229

Sports and Recreation - 1.5%			Machinery - 3.1%
Monaco Coach [a]	61,350	1,306,755	Lincoln Electric Holdings	101,600	2,733,040

Total (Cost $2,752,587)		3,735,787	Other Industrial Products - 3.2%
			Diebold	25,000	931,000
Consumer Services – 4.6%			Wescast Industries Cl. A	53,000	1,876,200
Direct Marketing - 1.6%
†Nu Skin Enterprises Cl. A	97,000	1,411,350			2,807,200

Retail Stores - 3.0%			Total (Cost $6,321,597)		9,683,019
Big Lots [a]	89,400	1,759,392
Charming Shoppes [a]	100,000	864,000	Industrial Services – 8.6%
			Commercial Services - 6.7%
		2,623,392	ABM Industries	121,400	2,107,504
			Cornell Companies [a]	100,000	1,185,000
Total (Cost $2,114,839)		4,034,742	New Horizons Worldwide [a]	80,500	820,295
			On Assignment [a]	50,000	890,000
Financial Intermediaries – 7.3%			Spherion Corporation [a]	72,500	862,750
Insurance - 6.2%
Erie Indemnity Company Cl. A	23,500	951,985			5,865,549
ProAssurance [a]	124,255	2,186,888
White Mountains Insurance Group	4,000	1,266,000	Food/Tobacco Processors - 1.4%
Zenith National Insurance	29,800	949,130	Midwest Grain Products	92,200	1,197,678

		5,354,003	Transportation and Logistics - 0.5%
			EGL [a]	25,000	424,000
Securities Brokers - 1.1%
E*TRADE Group [a]	180,000	982,800	Total (Cost $6,771,109)		7,487,227

Total (Cost $4,727,726)		6,336,803	Natural Resources – 8.5%
			Energy Services - 2.2%
Financial Services – 3.6%			Input/Output [a]	208,900	1,880,100
Insurance Brokers-1.6%
Gallagher (Arthur J.) & Company	41,000	1,420,650	Oil and Gas - 5.0%
			Tom Brown [a]	78,800	2,233,980
			3TEC Energy [a]	120,000	2,091,600
Investment Management - 0.7%
†U.S. Global Investors Cl. A [a]	295,605	591,210			4,325,580

Other Financial Services - 1.3%			Precious Metals and Mining - 1.3%
†Electro Rent [a]	84,400	1,096,356	AngloGold ADR [b]	44,600	1,163,168

Total (Cost $2,178,216)		3,108,216	Total (Cost $4,454,176)		7,368,848

Health – 8.7%			Technology – 16.6%
Commercial Services - 0.3%			Aerospace/Defense - 0.9%
Quintiles Transnational [a]	20,000	249,800	Curtiss-Wright	9,800	784,000

Drugs and Biotech - 4.8%			Components and Systems - 4.2%
†Antigenics [a]	100,000	985,000	Dionex [a]	50,000	1,339,500
Applera Corporation -			Kronos [a]	27,750	846,070
Celera Genomics Group [a]	39,000	468,000	Zebra Technologies Cl. A [a]	30,200	1,456,244
†Gene Logic [a]	130,000	1,820,000
Lexicon Genetics [a]	189,500	926,465			3,641,814

		4,199,465	Distribution - 3.8%
			Avnet [a]	89,100	1,959,309
Personal Care - 1.4%			Richardson Electronics	129,000	1,384,170
Ocular Sciences [a]	46,000	1,219,000
					3,343,479
Surgical Products and Devices - 2.2%
Arrow International	40,200	1,569,810	Internet Software and Services - 0.7%
†VISX [a]	30,000	327,000	Register.com [a]	80,000	609,600

		1,896,810

Total (Cost $8,431,844)		7,565,075

38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE FOCUS TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

				PRINCIPAL
	SHARES	VALUE		AMOUNT	VALUE

Technology (continued)			U.S. TREASURY OBLIGATIONS – 12.1%
IT Services - 4.6%			U.S. Treasury Notes
†Covansys Corporation [a]	85,000	$477,700	5.75% due 10/31/02	$5,000,000	$5,066,750
Forrester Research [a]	53,600	1,039,786	7.25% due 8/15/04	5,000,000	5,438,250
Perot Systems Cl. A [a]	138,600	1,509,354
Syntel [a]	77,500	957,900
			TOTAL U.S. TREASURY OBLIGATIONS
		3,984,740	(Cost $10,061,019)		10,505,000

Software - 1.2%
JDA Software Group [a]	37,100	1,048,446	REPURCHASE AGREEMENT – 14.7%
			State Street Bank & Trust Company,
Telecommunication - 1.2%			1.00% dated 6/28/02, due 7/1/02,
Plantronics [a]	10,000	190,100	maturity value $12,761,063
†Somera Communications [a]	120,000	856,800	(collateralized by U.S. Treasury Bonds,
			8.125% due 8/15/19, valued at $13,017,684)
		1,046,900	(Cost $12,760,000)		12,760,000

Total (Cost $12,566,168)		14,458,979
			TOTAL INVESTMENTS – 100.1%
TOTAL COMMON STOCKS			(Cost $73,139,281)		87,043,696
(Cost $50,318,262)		63,778,696
			LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.1)%		(29,975)

			NET ASSETS – 100.0%		$87,013,721

[a] Non-income producing.
[b] American Depository Receipt.
† New additions in 2002.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2002 market value.

INCOME TAX INFORMATION:The cost of total investments for Federal income tax purposes was $73,197,023. At June 30, 2002, net unrealized appreciation for all securities was $13,846,673, consisting of aggregate gross unrealized appreciation of $16,680,850 and aggregate gross unrealized depreciation of $2,834,177. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 39

ROYCE FOCUS TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments at value (identified cost $60,379,281)	$74,283,696
Repurchase agreement (at cost and value)	12,760,000
Cash	76
Receivable for dividends and interest	231,249
Prepaid expenses	14,805

Total Assets	87,289,826

LIABILITIES:
Payable for investments purchased	125,600
Payable for investment advisory fee	55,095
Preferred dividends accrued but not yet declared	33,112
Accrued expenses	62,298

Total Liabilities	276,105

Net Assets	$87,013,721

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.45% Cumulative Preferred Stock – $0.001 per share; 800,000 shares outstanding	$800
Additional paid-in capital	19,999,200

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	20,000,000

COMMON STOCK:
Par value of Common Stock – $0.001 per share; 9,161,324 shares outstanding (100,000,000 shares authorized)	9,161
Additional paid-in capital	45,366,987
Undistributed net investment income	431,731
Accumulated net realized gain on investments	8,079,539
Net unrealized appreciation on investments	13,904,415
Quarterly and accrued distributions	(778,112)

Net Assets applicable to Common Stock (net asset value per share – $7.31)	67,013,721

Net Assets	$87,013,721

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE FOCUS TRUST, INC.

STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
Interest		$360,300
Dividends		212,932

Total income		573,232

Expenses:
Investment advisory fees		443,631
Custody and transfer agent fees		37,380
Stockholder reports		24,673
Directors’ fees		16,821
Administrative and office facilities expenses		11,956
Professional fees		13,735
Other expenses		33,228

Total expenses		581,424
Fees waived by investment adviser		(16,438)

Net expenses		564,986

Net investment income		8,246

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments		6,440,689
Net change in unrealized appreciation on investments		(5,343,857)

Net realized and unrealized gain on investments		1,096,832

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS		$1,105,078

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended	Year ended
	June 30, 2002	December 31,
	(unaudited)	2001
INVESTMENT OPERATIONS:
Net investment income	$8,246	$431,263
Net realized gain on investments	6,440,689	2,603,772
Net change in unrealized appreciation on investments	(5,343,857)	4,458,997

Net increase in net assets from investment operations	1,105,078	7,494,032

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(321,840)
Net realized gain on investments	–	(1,168,160)
Quarterly distributions*	(745,000)	–

Total distributions to Preferred Stockholders	(745,000)	(1,490,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(272,127)
Net realized gain on investments	–	(987,720)

Total distributions to Common Stockholders	–	(1,259,847)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	–	976,135

NET INCREASE IN NET ASSETS	360,078	5,720,320
NET ASSETS:
Beginning of period	86,653,643	80,933,323

End of period (including undistributed net investment income
of $431,731 and $423,485, respectively)	$87,013,721	$86,653,643

*To be allocated to net investment income and capital gains at year-end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 41

ROYCE FOCUS TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months ended June 30, 2002 (unaudited)		Years ended December 31,

			2001	2000	1999	1998	1997

NET ASSET VALUE, BEGINNING OF PERIOD	$7.28		$6.77	$5.94	$5.63	$6.04	$5.52

INVESTMENT OPERATIONS:
Net investment income	0.00		0.05	0.12	0.08	0.12	0.08
Net realized and unrealized gain (loss) on investments	0.11		0.79	1.26	0.58	(0.35)	1.12

Total investment operations	0.11		0.84	1.38	0.66	(0.23)	1.20

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.04)	(0.03)	(0.01)	(0.16)	–
Net realized gain on investments	–		(0.13)	(0.14)	(0.17)	(0.02)	(0.01)
Quarterly distributions*	(0.08)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.08)		(0.17)	(0.17)	(0.18)	(0.18)	(0.01)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.03)	(0.06)	(0.01)	–	(0.12)
Net realized gain on investments	–		(0.11)	(0.28)	(0.14)	–	(0.41)

Total distributions to Common Stockholders	–		(0.14)	(0.34)	(0.15)	–	(0.53)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–		(0.02)	(0.04)	(0.02)	–	(0.04)
Effect of Preferred Stock offering	–		–	–	–	–	(0.10)

Total capital stock transactions	–		(0.02)	(0.04)	(0.02)	–	(0.14)

NET ASSET VALUE, END OF PERIOD	$7.31		$7.28	$6.77	$5.94	$5.63	$6.04

MARKET VALUE, END OF PERIOD	$6.85		$6.65	$5.69	$4.72	$4.88	$5.06

TOTAL RETURN (a):
Net Asset Value	0.4	%***	10.0%	20.9%	8.7%	(6.8)%	20.5%
Market Value	3.0	%***	19.7%	27.9%	(0.3)%	(3.7)%	21.3%
RATIOS BASED ON AVERAGE NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.64	%**	1.47%	1.44%	1.51%	1.62%	0.94%
Management fee expense	1.24	%**	1.11%	1.00%	1.00%	1.14%	0.39%
Other operating expenses	0.40	%**	0.36%	0.44%	0.51%	0.48%	0.55%
Net investment income	0.02	%**	0.70%	1.93%	1.47%	1.95%	1.35%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$87,014		$86,654	$80,933	$71,003	$67,457	$70,893
Portfolio Turnover Rate	16%		54%	69%	60%	90%	74%
PREFERRED STOCK:
Total shares outstanding	800,000		800,000	800,000	800,000	800,000	800,000
Asset coverage per share	$108.77		$108.32	$101.17	$88.75	$84.32	$88.62
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d)	$25.71		$25.09	$22.23	$24.00	$25.16	$25.25

(a)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b)	Expense ratios based on total average net assets were 1.27%, 1.11%, 1.05%, 1.06%, 1.16% and 0.90% for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.69%, 1.69%, 1.81%, 1.93%, 1.88% and 1.60% for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(d)	The average of month-end market values during the period.

*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not annualized.

42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ROYCE FOCUS TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Summary of Significant Accounting Policies:

      Royce Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 43

ROYCE FOCUS TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Capital Stock:

      The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
      The Fund issued 162,419 of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2001.

Investment Advisory Agreement:

      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
      For the period ended June 30, 2002, the Fund accrued and paid Royce advisory fees totaling $427,193, which is net of $16,438, voluntarily waived by Royce.

Purchases and Sales of Investment Securities:
For the period ended June 30, 2002, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $12,831,466 and $18,126,483, respectively.
44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

POSTSCRIPT

STUPID CEO TRICKS

      Fans of David Letterman’s shows are familiar with his famous bits, “Stupid Pet Tricks” and the more recently developed “Stupid Human Tricks” in which pets and people show off a clever, tough-to-execute, though typically useless, trick for the amusement of Dave and the audience. The recent wave of accounting scandals, and their related instances of boorish and/or illegal executive behavior, led us to think that maybe Letterman would soon be extending an invitation to a certain CEO so he could relate how to recommend holding on to the company’s stock as he frantically sells his own. Or perhaps one former CEO could do a remote spot detailing how the construction of his $20 million home was progressing as the business he managed was falling apart.

      Yet as unseemly and disappointing as these and other recent stories have been, the corporate world is no stranger to executive behavior that ranges from the eccentric to the downright bizarre and destructive. Throughout history, there have been countless instances of bad business behavior on the part of people who clearly should have known better. Their stories provide plenty of worthy contestants for a segment of “Stupid CEO Tricks.”

      Sometimes the story has been a case of greed run amok, such as the tulip-mania that bloomed in seventeenth-century Holland. Other times, it has been outright deception, such as the con men selling shares of nonexistent companies who bilked hundreds of people out of thousands of pounds in the South Sea Bubble in eighteenth-century England. The nineteenth century had the railroad bubble, which combined greed and deception and left many investors penniless. Between the end of the nineteenth century and the beginning of the twentieth, there were the robber barons, whose name leaves little doubt as to the ethical nature of their business practices. One cause of the Great Depression was ignorant investors eagerly believing the pie-in-the-sky sales pitches of unscrupulous brokers who encouraged reckless margin trading on new and unproven companies. Of the $50 billion in new securities issued in the 1920s, roughly half became worthless. One result of these calamities was the creation of the Securities and Exchange Commission in 1934.

      More recently, the rogue’s gallery became populated with figures such as Bernie Cornfield, who was accused of soaking foreign and American expatriate investors (conveniently outside the bounds of SEC regulations) with wildly high mutual fund fees in the 1960s. Cornfield’s Investors Overseas Services was then bought by the arguably even more suspect Robert Vesco, who fled the U.S. amidst numerous charges of securities fraud and government bribery. The ’80s brought us the insider trading scams of Ivan Boesky and the related junk bond shenanigans of Michael Milken, whose antics were soon eclipsed by a bevy of corporate executives and politicians mired in the savings and loan debacle of the late ’80s and early ’90s. And lest we forget, there was the scandal over derivatives, in which stockbrokers recommended highly speculative and volatile instruments to often novice investors by claiming that they were as safe and secure as Treasury bills.

      In our own experience, we have seen an apparently profitable company collapse into bankruptcy once the auditors discovered that the company was keeping two sets of books, one for the public and another genuine set for itself. We have listened in confusion and alarm as the CEO of a company with a struggling stock price concluded a perfunctory recitation of middling results with the claim that the company’s $20 stock would be trading at $30 within 90 days. Why? He must have forgotten to tell us. As did the chief executive whose reputation as a superb manager suffered almost as much as his company’s stock price did when the firm began buying bad debt the way a dryer collects lint.

      The point of these stories is not to suggest that upper-level managers are inherently more stupid or greedy than anyone else, but to help bear in mind that these people can pop up in any corporate setting. This is part of the risk in money management. Some failures are more damaging and costly than others, of course, as the shareholders of companies such as WorldCom can sadly attest. This is why, when looking at companies, we work so hard to have a sense that what management says is consistent with what it does. It also explains why we try to focus on a company’s financial history and the liquidity of its balance sheet and why we routinely re-evaluate our holdings — the last thing we want is to be contestants on “Stupid Investment Manager Tricks.”

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

WEALTH OF EXPERIENCE

With approximately $9.1 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes four Portfolio Managers and a Managing Director, as well as ten analysts and four traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $47 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies (800) 221-4268 EQUISERVE Transfer Agent and Registrar (800) 426-5523	BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

www.roycefunds.com

CE-SA-0602